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                                                                   Exhibit 10.18

                                 LEASE AGREEMENT

     THIS LEASE AGREEMENT is made this 24 day of Feb., 2000, between ARE-ONE INNOVATION DRIVE, LLC, a Delaware limited liability company ("Landlord"), and t.Breeders, Inc., a Delaware corporation ("Tenant").

Address:    One Innovation Drive, Worcester, Massachusetts

Premises:   That portion of the Project, containing approximately 12,254 rentable square feet, as determined by Landlord, as shown on Exhibit
            A.

Project: The real property on which the building in which the Premises are located, together with all improvements thereon and appurtenances thereto as described on Exhibit B.

Base Rent:  $18,636.30, per month          Rentable Area of Premises: 12,254 sq.ft

Rentable Area of Project:  115,179 sq. ft.  Tenant's Share of Operating
                                            Expenses: 10.64%

Security Deposit:  $161,818.00            Target Commencement Date: February
                                            1, 2000

Rent Adjustment Percentage:                 Greater of 3% or the CPI Adjustment
                                            Percentage, not to exceed 7%.

Base Term:  60 months from the first day of the month following the month in which the Commencement Date occurs.

Permitted Use:     Research and development laboratory, related office and other related uses.

Address for Rent Payment:                    Landlord's Notice Address:
135 N. Los Robles Avenue, Suite 250          135 N. Los Robles Avenue, Suite 250
Pasadena, CA 91101                           Pasadena, CA 91101
Attention: Accounts Receivable               Attention: General Counsel

Tenant's Notice Address:
t.Breeders, Inc.
One Innovation Drive
Worcester, MA 01605
Attention:    Mr. Morey Kraus

     The following Exhibits and Addenda are attached hereto and incorporated herein by this reference:

/X/  EXHIBIT A - PREMISES DESCRIPTION    /X/  EXHIBIT B - DESCRIPTION OF PROJECT
/X/  EXHIBIT C - WORK LETTER             /X/  EXHIBIT D - COMMENCEMENT DATE
/X/  EXHIBIT E - RULES AND REGULATIONS   /X/  EXHIBIT F - TENANT'S PERSONAL
                                                          PROPERTY

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/X/  EXHIBIT G - ESTOPPEL CERTIFICATE    /X/  EXHIBIT H - NONDISTURBANCE
                                                          AGREEMENT

     1. LEASE OF PREMISES. Upon and subject to all of the terms and conditions hereof, Landlord hereby leases the Premises to Tenant and Tenant hereby leases the Premises from Landlord. The portions of the Project which are for the non-exclusive use of tenants of the Project are collectively referred to herein as the "COMMON AREAS." Landlord reserves the right to modify Common Areas, provided that such modification do not materially adversely affect Tenant's use of the parking area or Tenant's use of the Premises for the Permitted Use.

     2. DELIVERY; ACCEPTANCE OF PREMISES; COMMENCEMENT DATE. Landlord shall use reasonable efforts to deliver the Premises to Tenant on or before the Target Commencement Date ("Delivery" or "Deliver"). if Landlord fails to timely Deliver the Premises, Landlord shall not be liable to Tenant for any loss or damage resulting therefrom, and this Lease shall not be void or voidable except as provided herein. If Landlord does not Deliver the Premises within 60 days of the Target Commencement Date for any reason other than Force Majeure Delays or the failure of the existing tenant, Massachusetts Biomedical Institute, Inc. ("MBI"), to vacate the Premises, this Lease shall be voidable by Landlord or Tenant by written notice to the other, and if so voided by either: (a) so long as Tenant is not in default hereunder, the Security Deposit shall be returned to Tenant, and (b} neither Landlord nor Tenant shall have any further rights, duties or obligations under this Lease, except with respect to provisions which expressly survive termination of this Lease. If neither Landlord nor Tenant elects to void this Lease within 5 business days of the lapse of such 60 day period, such right to void this Lease shall be waived and this Lease shall remain in full force and effect.

     The "COMMENCEMENT DATE" shall be the date Landlord Delivers the Premises to Tenant. Upon request of Landlord, Tenant shall execute and deliver a written acknowledgment of the Commencement Date and the expiration date of the Term when such are established in the form attached to this Lease as Exhibit D; PROVIDED, HOWEVER, Tenant's failure to execute and deliver such acknowledgment shall not affect Landlord's rights hereunder. The "Term" of this Lease shall be the Base Term and the Extension Term which Tenant may elect pursuant to Section 40 hereof.

     Except as set forth in the Work Letter, if applicable: (i) Tenant shall accept the Premises in their condition as of the Commencement Date, subject to all applicable laws, ordinances, regulations, covenants and restrictions; (ii) Landlord shall have no obligation for any defects in the Premises; and (ii) Tenant's taking possession of the Premises shall be conclusive evidence that Tenant accepts the Premises and that the Premises were in good condition at the time possession was taken. Any occupancy of the Premises by Tenant before the Commencement Date shall be subject to all of the terms and conditions of this Lease.

     Tenant acknowledges and agrees that Tenant's use and occupancy of the Premises may be severely and adversely impacted by Landlord's Work and Tenant shall not be entitled and waives any claim to any abatement of rent or any other concession as a result of any such adverse impact.

     Tenant agrees and acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the condition of any or all of the Premises or the Project, and/or the suitability of the Premises or the Project for the conduct of Tenant's business, and Tenant waives any implied warranty that the Premises or the Project are suitable for the Permitted Use. This Lease including all exhibits hereto constitutes the complete agreement of Landlord and Tenant with respect to the subject matter hereof and supersedes any and all prior representations, inducements, promises, agreements, understandings and negotiations which are not contained herein. Landlord in executing this Lease does so in reliance upon Tenant's representations, warranties, acknowledgments and agreements contained herein.

     Tenant hereby acknowledges and agrees that the Premises is currently subject to a lease with MBI ("EXISTING LEASE") and that a portion of the Premises may be subject to the prior rights of other tenants of the Project. This Lease and Landlord's obligations hereunder shall be subject to (i) the release or expiration of any prior rights of any other tenant of the Project pursuant to such tenant's lease in and to any portion of the Premises, and (ii) Landlord's receipt of a fully executed termination agreement with respect to the Existing Lease and the vacation of the Premises by MBI.

     3. Rent.

     (a) BASE RENT. The first month's Base Rent, as adjusted pursuant to Section 4 hereof, and the Security Deposit shall be due and payable on delivery of an executed copy of this Lease to Landlord. Tenant shall pay to Landlord in advance, without demand, abatement, deduction or set-off, monthly installments of Base Rent on or before the first day of each calendar month during the Term hereof, in lawful money of the United States of America, at the office of Landlord for payment of Rent set forth above, or to such other person or at such other place as Landlord may from time designate in writing. Payments of Base Rent for any fractional calendar month shall be prorated and paid on the basis of a 30 day month. The obligation of Tenant to pay Base Rent and other sums to Landlord and the obligations of Landlord under this Lease are independent obligations. Tenant shall have no right at any time to abate, reduce, or set-off any Rent due hereunder except for any abatement as may be expressly provided in this Lease.

     (b) ADDITIONAL RENT. In addition to Base Rent, Tenant agrees to pay to Landlord as additional rent ("Additional Rent"): (i) Tenant's Share of "Operating Expenses," and (ii) any and all other amounts Tenant assumes or agrees to pay under the provisions of this Lease, including, without limitation, any and all other sums that may become due by reason of any default of Tenant or failure to comply with the agreements, terms, covenants and conditions of this Lease to be performed by Tenant, after any applicable notice and cure period.

     4. BASE RENT ADJUSTMENTS.

     (a) ADJUSTMENT FOR TENANT IMPROVEMENTS. Upon Substantial Completion of Landlord's Work ("RENT INCREASE DATE"), Base Rent shall be increased from $18,636.30 to $26,969.63. As used herein, the term "FORCE MAJEURE DELAYS," "SUBSTANTIAL COMPLETION," and "Landlord's Work" shall have the meaning set forth for such terms in the Work Letter.

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     (b) ANNUAL ADJUSTMENTS. Base Rent, as increased pursuant to Section 4(a), shall be increased on each annual anniversary of the first day of the first full month during the Term of this Lease by multiplying the Base Rent payable immediately before such adjustment by the Rent Adjustment Percentage and adding the resulting amount to the Base Rent payable immediately before such adjustment. Base Rent, as so adjusted, shall thereafter be due as provided herein. Base Rent adjustments for any fractional calendar month shall be prorated. "CPI Adjustment Percentage" means a fraction, stated as a percentage, the numerator of which shall be the Index for the calendar month 3 months before the month in which the Base Rent adjustment is to be made, and the denominator of which shall be the Index for the calendar month 3 months before the last Base Rent adjustment or, if no prior Base Rent adjustment has been made; 3 months before the first day of the first full month during the Term of this Lease. Landlord shall give Tenant written notice indicating the Base Rent, as adjusted pursuant to this Section, and the method of computation, and Tenant shall pay to Landlord an amount equal to any underpayment of Base Rent by Tenant within fifteen days of Landlord's notice to Tenant. "Index" means the "Consumer Price Index-All Urban Consumers-Boston, Massachusetts Metropolitan Area" compiled by the U.S. Department of Labor, Bureau of Labor Statistics, (1 982-84 = 100). If a substantial change is made in the Index, the revised Index shall be used, subject to such adjustments as Landlord may reasonably deem appropriate in order to make the revised index comparable to the prior Index. If the Bureau of Labor Statistics ceases to publish the Index, then the successor or most nearly comparable index, as reasonably determined by Landlord, shall be used, subject to such adjustments as Landlord may reasonably deem appropriate in order to make the new index comparable to the Index.

     5. OPERATING EXPENSE PAYMENTS. Landlord shall deliver to Tenant a written estimate of Operating Expenses for each calendar year during the Term (the "ANNUAL ESTIMATE"), which may be reasonably revised by Landlord from time to time during such calendar year. During each month of the Term, on the same date that Base Rent is due, Tenant shall pay Landlord an amount equal to 1/1 2 of the annual cost, as reasonably estimated by Landlord from time to time, of Tenant's Share of Operating Expenses. Payments for any fractional calendar month shall be prorated.

     The term "OPERATING EXPENSES" means all costs and expenses of any kind or description whatsoever incurred or accrued by Landlord with respect to the Project (including Taxes, reasonable reserves consistent with good business practice for future repairs and replacements, capital repairs and improvements amortized over the lesser of 7 years and the useful life of such capital items and the costs of Landlord's third party property manager not to exceed 5% of Base Rent or, if there is no third party property manager, administration rent in the amount of 5.0% of Base Rent), excluding only:

     (a) the original construction costs of the Project and renovation prior to the date of the Lease and costs of correcting defects in such original construction or renovation;

     (b) completing, fixturing, improving, renovating, painting, redecorating or other work, which Landlord pays for or performs for specific tenants within their premises and costs of correcting defects in such work;

     (c)  capital expenditures for expansion of the Project;

     (d) interest, financing costs and amortization of funds borrowed by Landlord, whether secured or unsecured and all payments of base rent (but not taxes or operating expenses) under any superior ground lease;

     (e) depreciation of the Project (except for capital improvements, the cost of which are includable in Operating Expenses and amortized as set forth above);

     (f) advertising, legal and space planning expenses and leasing commissions and other costs and expenses incurred in procuring tenants for the Project, including any leasing office maintained in the Project;

     (g) salaries, wages, benefits and other compensation paid to officers and employees of Landlord who are not assigned in whole or in part to the operation, management, maintenance or repair of the Project;

     (h) costs of utilities outside normal business hours sold--to-tenants of the Project;

     (i) any expenses otherwise includable within Operating Expenses to the extent actually reimbursed by persons other than tenants of the Project under leases for space in the Project;

     (j) legal and other expenses incurred in the negotiation or enforcement of leases;

     (k) costs relating to maintaining Landlord's existence, either as a corporation, partnership, or other entity;

     (l) costs (including attorneys' fees and costs of settlement, judgments and payments in lieu thereof) arising from claims, disputes or potential disputes pertaining to Landlord, but not the Project, or from Landlord's failure to make any payment required to be made by Landlord hereunder before delinquency;

     (m) costs incurred by Landlord due to the violation by Landlord, its employees, agents or contractors or any tenant of the terms and conditions of any lease of space in the Project or any Legal Requirement;

     (n) tax penalties incurred as a result of Landlord's negligence, inability or unwillingness to make payment and/or to file any tax or informational returns when due;

     (o) overhead and profit increment paid to the Landlord or to subsidiaries or affiliates of Landlord for goods and/or services in or to the Project to the extent the same exceeds the costs of such goods and/or services rendered by unaffiliated third parties on a competitive basis;

     (p) costs arising from Landlord's charitable or political contributions or fine art maintained at the Project;

     (q) costs to be reimbursed by other tenants of the Project, whether or not actually paid;

     (r) costs in connection with services (including electricity), items or other benefits of a type which are not standard for the Project and which are not available to Tenant without specific charges therefor, but which are provided to another tenant or occupant of the Project, whether or not such other tenant or occupant is specifically charged therefore by Landlord;

     (s)  costs incurred in the sale or refinancing of the Project; and

     (t)  net income, franchise, capital stock, estate or inheritance taxes.

     Within 90 days after the end of each calendar year, Landlord shall furnish to Tenant a statement (an "ANNUAL STATEMENT") showing in reasonable detail: (a) the total and Tenant's Share of actual Operating Expenses for the previous calendar year, and (b) the total of Tenant's payments in respect of Operating Expenses for such year. If Tenant's Share of actual Operating Expenses for such year exceeds Tenant's payments of Operating Expenses for such year, the excess shall be immediately due and payable by Tenant as Rent. If Tenant's payments of Operating Expenses for such year exceed Tenant's Share of actual Operating Expenses for such year Landlord shall, in its sole and absolute discretion, either: (i) credit the excess amount to the next succeeding installments of Operating Expenses due hereunder, or (ii) pay the excess to Tenant within 30 days after delivery of such Annual Statement, except that after expiration, or earlier termination of the Term, Landlord shall pay the excess to Tenant after deducting all other amounts due Landlord.

     The Annual Statement shall be final and binding upon Tenant unless Tenant, within 30 days after Tenant's receipt thereof, shall contest any item therein by giving written notice to Landlord, specifying each item contested and the reason therefor. If, during such 30 day period, Tenant reasonably and in good faith questions or contests the correctness of Landlord's statement of Tenant's Share of Operating Expenses, Landlord will provide Tenant with access to Landlord's books and records relating to the operation of the Project and such information as Landlord reasonably determines to be responsive to Tenant's questions. If after Tenant's review of such information, Landlord and Tenant cannot agree upon the amount of Tenant's Share of Operating Expenses, then Tenant shall have the right to have an independent public accounting firm acceptable to Landlord in its sole and absolute discretion, hired by Tenant (at Tenant's sole cost and expense) and approved by Landlord (which approval shall not be unreasonably withheld or delayed), audit and/or review Landlord's books and records relating to the operation of the Project and such other information relating to the operation of the Project for the year in question (the "INDEPENDENT REVIEW"). The results of any such Independent Review shall be binding on Landlord and Tenant. If the Independent Review shows that Tenant's pro rata share of the Operating Expenses actually paid by Tenant for the calendar year in question exceeded Tenant's obligations for such calendar year, Landlord shall at Landlord's option either (i) credit the excess amount to the next succeeding installments of estimated Operating Expenses or (ii) pay the excess to Tenant within 30 days after delivery of such statement, except that after expiration or earlier termination of the Term, Landlord shall pay the excess to Tenant after deducting all other amounts due Landlord. If the Independent Review shows that Tenant's payments of Tenant's

Share of Operating Expenses for such calendar year were less than Tenant's obligation for the calendar year, Tenant shall pay the deficiency to the Landlord within 30 days after delivery of such statement. If the Independent Review shows that Tenant has overpaid Tenant's pro rata share of Operating Expenses by more than 5% then Landlord shall reimburse Tenant for all costs incurred by Tenant for the Independent Review. Operating Expenses for the calendar years in which Tenant's obligation to share therein begins and ends shall be prorated. Not withstanding anything set forth herein to the contrary, if the Project is not at least 95% occupied on average during any year of the Term, Tenant's Share of Operating Expenses for such year shall be computed as though the Project had been 95% occupied on average during such year.

     "TENANT'S SHARE" shall be the percentage set forth on the first page of this Lease as Tenant's Share as reasonably adjusted by Landlord for changes in the physical size of the Premises or the Project occurring thereafter. Landlord may equitably increase Tenant's Share for any item of expense or cost reimbursable by Tenant that relates to a repair, replacement, or service that benefits only the Premises or only a portion of the Project that includes the Premises or that varies with occupancy or use. Base Rent, Tenant's Share of Operating Expenses and all other amounts payable by Tenant to Landlord hereunder are collectively referred to herein as "RENT."

     6. SECURITY DEPOSIT. Tenant shall deposit with Landlord on the date of this Lease security (the "SECURITY DEPOSIT") for the performance of all of its obligations in the amount set forth in the Basic Lease Provisions, which security shall be in the form of either cash or an unconditional and irrevocable letter of credit (the "LETTER OF CREDIT"): (i) in form and substance satisfactory to Landlord, (ii) naming Landlord as beneficiary, (iii) expressly allowing Landlord to draw upon it at any time from time to time by delivering to the issuer written notice that Landlord is entitled to draw thereunder, (iv) drawable on an FDIC-insured financial institution satisfactory to Landlord, and
(v) redeemable in the state of Landlord's choice. If Tenant does not provide Landlord with a substitute Letter of Credit complying with all of the requirements hereof at least ten (10) days before the stated expiration date of the then current Letter of Credit, Landlord shall have the right to draw upon the current Letter of Credit and hold the funds drawn as the Security Deposit. The Security Deposit shall be held by Landlord as security for the performance of Tenant's obligations under this Lease. Upon each occurrence of a Default, Landlord may use all or any part of the Security Deposit to pay delinquent payments due under this Lease, and the cost of any damage, injury, expense or liability caused by such Default, without prejudice to any other remedy provided herein or provided by law. Tenant hereby waives the provisions of any law, now or hereafter in force, which provide that Landlord may claim from a security deposit only those sums reasonably necessary to remedy defaults in the payment of Rent, to repair damage caused by Tenant or to clean the Premises, it being agreed that Landlord may, in addition, claim those sums reasonably necessary to compensate Landlord for any other loss or damage, foreseeable or unforeseeable, caused by the act or omission of Tenant or any officer, employee, agent or invitee of Tenant. Upon bankruptcy or other debtor-creditor proceedings against Tenant, the Security Deposit shall be deemed to be applied first to the payment of Rent and other charges due Landlord for periods prior to the filing of such proceedings. Upon any such use of all or any portion of the Security Deposit, Tenant shall, within five (5) days after demand from Landlord, reinstate the Security Deposit to its original amount. If Tenant shall fully perform every provision of this Lease to be performed by Tenant, the Security Deposit, or any balance thereof, shall be returned to Tenant (or, at Landlord's option, to the last assignee of Tenant's interest hereunder) within 90 days after the expiration or earlier termination of this Lease.

     If Landlord transfers its interest in the Project or this Lease, Landlord shall either (a) upon written notice to Tenant (but without Tenant's consent), transfer any Security Deposit then held by Landlord to a person or entity assuming Landlord's obligations under this Section 6, or (b) return to Tenant any Security Deposit then held by Landlord and remaining after the deductions permitted herein. Upon such transfer to such transferee and the delivery of notice to Tenant regarding such transfer or the return of the Security Deposit to Tenant, Landlord shall have no further obligation with respect to the Security Deposit, and Tenant's right to the return of the Security Deposit shall apply solely against Landlord's transferee. The Security Deposit is not an advance rental deposit or a measure of Landlord's damages in case of Tenant's default. Landlord's obligation respecting the Security Deposit is that of a debtor, not a trustee and no interest shall accrue thereon.

     7. USE. The Premises shall be used solely for the Permitted Use set forth in the Basic Lease Provisions, in compliance with all laws, orders, judgments, ordinances, regulations, codes, directives, permits, licenses, covenants and restrictions now or hereafter applicable to the Premises, and the use and occupancy thereof (collectively, "LEGAL REQUIREMENTS"). Tenant shall, upon 5 days' written notice from Landlord, discontinue any use of the Premises which is declared by any governmental authority having jurisdiction to be a violation of any Legal Requirement. Tenant will not use or permit the Premises to be used for any purpose or in any manner that would void Tenant's or Landlord's insurance, increase the insurance risk, or cause the disallowance of any sprinkler or other credits. Tenant shall reimburse Landlord promptly upon demand for any additional premium charged for any such insurance policy by reason of Tenant's failure to comply with the provisions of this Section or otherwise caused by Tenant's use and/or occupancy of the Premises. Tenant will use the Premises in a careful, safe and proper manner and will not commit waste, overload the floor or structure of the Premises, subject the Premises to use that would damage the Premises or obstruct or interfere with the rights of Landlord or other tenants or occupants of the Project, including conducting or giving notice of any auction, liquidation, or going out of business sale on the Premises, or using or allowing the Premises to be used for any unlawful purpose. Tenant shall cause any equipment or machinery to be installed in the Premises so as to reasonably prevent sounds or vibrations therefrom from extending into Common Areas, or other space in the Project. Tenant shall not place any machinery or equipment weighing 500 pounds or more in or upon the Premises or transport or move such items through the Common Areas of the Project or in the Project elevators without the prior written consent of Landlord. Except as may be provided under the Work Letter, Tenant shall not, without the prior written consent of Landlord, use the Premises in any manner which will require ventilation, air exchange, heating, gas, steam, electricity or water beyond the existing capacity of the Project as proportionately allocated to the Premises based upon Tenant's Share as usually furnished for the Permitted Use.

     Tenant, at its sole expense, shall make any alterations or modifications, to the interior or the exterior of the Premises or the Project, that are required by Legal Requirements (including, without limitation, compliance of the Premises with the Americans With Disabilities Act, 42 U.S.C. Section 12101, et seq. (together with regulations promulgated pursuant thereto, "ADA")) related to Tenant's use or occupancy of the Premises. Landlord, as part of Operating Expenses, shall be responsible for compliance of the Project (other than the Premises) with ADA. Landlord shall not be responsible for ADA compliance of the Project to the extent such compliance is related to or required by Tenant's use or occupancy of the Premises. Notwithstanding any other provision herein to the contrary, Tenant shall be responsible for any and all demands, claims, liabilities, losses, costs, expenses, actions, causes of action, damages or judgments, and all reasonable expenses incurred in investigating or resisting the same (including, without limitation, reasonable attorneys' fees, charges and disbursements and costs of suit) (collectively, "CLAIMS") arising out of or in connection with Legal Requirements and Tenant shall indemnify, defend, hold and save Landlord harmless from and against any and all Claims arising out of or in connection with any failure of the Premises to comply with any Legal Requirement.

     8. HOLDING OVER. If, with Landlord's express written consent, Tenant retains possession of the Premises after the termination of the Term, (i) unless otherwise agreed in such written consent, such possession shall be subject to immediate termination by Landlord at any time, (ii) all of the other terms and provisions of this Lease (including, without limitation, the adjustment of Base Rent pursuant to Section 4 hereof) shall remain in full force and effect (excluding any expansion or renewal option or other similar right or option) during such holdover period, (iii) Tenant shall continue to pay Base Rent in the amount payable upon the date of the expiration or earlier termination of this Lease or such other amount as Landlord may indicate, in Landlord's sole and absolute discretion, in such written consent, and (iv) all other payments shall continue under the terms of this Lease. If Tenant remains in possession of the Premises after the expiration or earlier termination of the Term without the express written consent of Landlord, (A) Tenant shall become a tenant at sufferance upon the terms of this Lease except that the monthly rental shall be equal to 200% of the Rent in effect during the last 30 days of the Term, and (B) Tenant shall be responsible for all damages suffered by Landlord resulting from or occasioned by Tenant's holding over. No holding over by Tenant, whether with or without consent of Landlord, shall operate to extend this Lease except as otherwise expressly provided, and this Section 8 shall not be construed as consent for Tenant to retain possession of the Premises. Acceptance by Landlord of Rent after the expiration or earlier termination of the Term shall not result in a renewal or reinstatement of this Lease.

     9. TAXES. Landlord shall pay, as part of Operating Expenses, all taxes, levies, assessments and governmental charges of any kind (collectively referred to as "TAXES") imposed by any federal, state, regional, municipal, local or other governmental authority or agency, including, without limitation, quasi-public agencies (collectively, "GOVERNMENTAL AUTHORITY") during the Term, including, without limitation all Taxes: (i) imposed on or measured by or based, in whole or in part, on rent payable to Landlord under this Lease and/or from the rental by Landlord of the Project or any portion thereof, or (ii) based on the square footage assessed value or other measure or evaluation of any kind of the Premises or the Project, or (iii) assessed or imposed by or on the operation or maintenance of any portion of the Premises or the Project, including parking, or (iv) assessed or imposed by, or at the direction of, or resulting from statutes or regulations, or interpretations thereof, promulgated by, any Governmental Authority, or (v) imposed as a license or other fee on Landlord's business of leasing space in the Project. Landlord may contest by appropriate legal proceedings the amount, validity, or application of any Taxes or liens securing Taxes. Taxes shall not include any net income taxes imposed on Landlord unless such net income taxes are in substitution for any Taxes payable hereunder. If any such Tax is levied or assessed directly against Tenant, then Tenant shall be responsible for and shall pay the same at such times and in such manner as the taxing authority shall require. Tenant shall pay, prior to delinquency, any and all Taxes levied or assessed against any personal property or trade fixtures placed by Tenant in the Premises, whether levied or assessed against Landlord or Tenant. If any Taxes on Tenant's personal property or trade fixtures are levied against Landlord or Landlord's property, or if the assessed valuation of the Project is increased by a value attributable to improvements in or alterations to the Premises, whether owned by Landlord or Tenant and whether or not affixed to the real property so as to become a part thereof, higher than the base valuation on which Landlord from time-to-time allocates Taxes to all tenants in the Project, Landlord shall have the right, but not the obligation, to pay such Taxes. Upon written request from Tenant, Landlord shall provide Tenant with written information evidencing the matters described in the preceding sentence. Landlord's determination of any excess assessed valuation shall be binding and conclusive, absent manifest error. The amount of any such payment by Landlord shall constitute Additional Rent due from Tenant to Landlord immediately upon demand.

     10. PARKING. Tenant shall have the right to mark 2 two spaces, designated by Landlord and in a manner acceptable to Landlord, for reserved parking by Tenant and to park in common with other tenants of the Project in those areas designated for non-reserved parking subject in each case to Landlord's rules and regulations. Landlord may allocate parking spaces among Tenant and other tenants in the Project if Landlord determines that such parking facilities are becoming crowded. Landlord shall not be responsible and shall have no obligation for enforcing Tenant's parking rights (including, without limitation, the reserved parking rights) against any third parties, including other tenants of the Project.

     11. UTILITIES, SERVICES.

         Landlord shall provide, subject to the terms of this Section 11, water, electricity, heat, light, power, telephone, sewer, and other utilities (including gas and fire sprinklers to the extent the Project is plumbed for such services), refuse and trash collection and janitorial services (collectively, "UTILITIES") Landlord shall pay, as Operating Expenses or subject to Tenant's reimbursement obligation, for all Utilities used on the Premises, all maintenance charges for Utilities, and any storm sewer charges or other similar charges for Utilities imposed by any governmental entity or Utility provider, and any taxes, penalties, surcharges or similar charges thereon. Landlord may cause, at Tenant's expense, any Utilities to be separately metered or charged directly to Tenant by the provider. Tenant shall pay directly to the Utility provider, prior to delinquency, any separately metered Utilities and services which may be furnished to Tenant or the Premises during the Term. Tenant shall pay, as part of Operating Expenses, its share of all charges for jointly metered Utilities based upon consumption, as reasonably determined by Landlord. No interruption or failure of Utilities, from any cause whatsoever other than Landlord's willful misconduct, shall result in eviction or constructive eviction of Tenant, termination of this Lease or the abatement of Rent. Tenant agrees to limit use of water and sewer with respect to Common Areas to normal restroom use.

     12. ALTERATIONS AND TENANT'S PROPERTY. Any alterations, additions, or improvements made to the Premises by or on behalf of Tenant, including additional locks or bolts of any kind or nature upon any doors or windows in the Premises, but excluding, after prior written notice to Landlord, interior non-structural alterations costing less than $15,000 and installation, removal or realignment of furniture systems (other than removal of furniture systems owned or paid for by Landlord) not involving any modifications to the structure or connections (other then by ordinary plugs or jacks) to building systems (as hereinafter defined) ("Alterations") shall be subject to Landlord's prior written consent, which may be given or withheld in Landlord's sole discretion if any such Alteration affects the structure or building systems. If Landlord approves any Alterations, Landlord may impose such conditions on Tenant in connection with the commencement, performance and completion of such Alterations as Landlord may deem appropriate in Landlord's reasonable discretion. Any request for approval shall be in writing, delivered not less than 15 business days in advance of any proposed construction, and accompanied by plans, specifications, bid proposals, work contracts and such other information concerning the nature and cost of the alterations as may be reasonably requested by Landlord, including the identities and mailing addresses of all persons performing work or supplying materials. Landlord's right to review plans and specifications and to monitor construction shall be solely for its own benefit, and Landlord shall have no duty to ensure that such plans and specifications or construction comply with applicable Legal Requirements. Tenant shall cause, at its sole cost and expense, all Alterations to comply with insurance requirements and with Legal Requirements and shall implement at its sole cost and expense any alteration or modification required by Legal Requirements as a result of any Alterations. Tenant shall pay to Landlord, as Additional Rent, on demand an amount equal to 3% of all charges incurred by Tenant or its contractors or agents in connection with any Alteration to cover Landlord's overhead and expenses for plan review, coordination, scheduling and supervision. Before Tenant begins any Alteration, Landlord may post on and about the Premises notices of non-responsibility pursuant to applicable law. Tenant shall reimburse Landlord for, and indemnify and hold Landlord harmless from, any expense incurred by Landlord by reason of faulty work done by Tenant or its contractors, delays caused by such work, or inadequate cleanup.

     Tenant shall furnish security or make other arrangements reasonably satisfactory to Landlord to assure payment for the completion of all Alteration work free and clear of liens, and shall provide certificates of insurance for worker's compensation in statutory amounts and other coverage in amounts and from an insurance company satisfactory to Landlord protecting Landlord against liability for personal injury or property damage during construction. Upon completion of any Alterations, Tenant shall deliver to Landlord: (i) sworn statements setting forth the names of all contractors and subcontractors who did the work and final lien waivers from all such contractors and subcontractors; and (ii) as built plans for any such Alteration.

     Other than (i) the items, if any, listed on EXHIBIT F attached hereto and,
(ii) any items agreed by Landlord in writing to be included on EXHIBIT F in the future, and (iii) any trade fixtures, machinery, equipment and other personal property not paid for out of the TI Fund (as defined in the Work Letter) which may be removed without material damage to the Premises, which damage shall be repaired by Tenant during the Term (collectively, "TENANT'S PROPERTY"), all property of any kind paid for with the TI Fund, all Alterations, real property fixtures, built-in machinery and equipment, built-in casework and cabinets and other similar additions and improvements built into the Premises so as to become an integral part of the Premises such as fume hoods which penetrate the roof or plenum area, built-in cold rooms, built-in warm rooms, walk-in cold rooms, walk-in warm rooms, deionized water system, chillers, built-in plumbing, electrical and mechanical equipment and systems, and any power generator and transfer switch

(collectively, "INSTALLATIONS") shall be and shall remain the property of Landlord during the Term and following the expiration or earlier termination of the Term, shall not be removed by Tenant at any time during the Term and shall remain upon and be surrendered with the Premises as a part thereof following the expiration or earlier termination of this Lease; PROVIDED, HOWEVER, that Landlord shall, at the time its approval of such Installation is requested notify Tenant if it has elected to cause Tenant to remove such Installation upon the expiration or earlier termination of this Lease. If Landlord so elects, Tenant shall remove such Installation upon the expiration or earlier termination of this Lease and restore any damage caused by or occasioned as a result of such removal, including, when removing any of Tenant's Property which was plumbed, wired or otherwise connected to any of the building systems, capping off all such connections behind the walls of the Premises and repairing any holes. During any such restoration period, Tenant shall pay Rent to Landlord as provided herein as if said space were otherwise occupied by Tenant.

     13. LANDLORD'S REPAIRS. Landlord, as an Operating Expense, shall maintain all of the structural, exterior, parking and other Common Areas of the Project, including HVAC, plumbing, fire sprinklers, elevators and all other building systems serving the Premises and other portions of the Project ("BUILDING SYSTEMS"), in good repair, reasonable wear and tear and uninsured losses and damages caused by Tenant, its agents, servants, employees, invitees and contractors excluded. Losses and damages caused by Tenant, its agents, servants, employees, invitees and contractors shall be repaired by Landlord, to the extent not covered by insurance, at Tenant's sole cost and expense. Landlord reserves the right to stop Building System services when necessary (i) by reason of accident or emergency, or (ii) for planned repairs, alterations or improvements, which are, in the judgment of Landlord, desirable or necessary to be made, until said repairs, alterations or improvements shall have been completed. Landlord shall have no responsibility or liability for failure to supply Building System services during any such period of interruption; PROVIDED, HOWEVER, that Landlord shall give Tenant 24 hours advance notice of any planned stoppage of Building System services for routine maintenance, repairs, alterations or improvements. Tenant shall promptly give Landlord written notice of any repair required by Landlord pursuant to this Section, after which Landlord shall have a reasonable opportunity to effect such repair. Landlord shall not be liable for any failure to make any repairs or to perform any maintenance unless such failure shall persist for an unreasonable time after Tenant's written notice of the need for such repairs or maintenance. Tenant waives it rights under any state or local law to terminate this Lease or to make such repairs at Landlord's expense and agrees that the parties' respective rights with respect to such matters shall be solely as set forth herein. Repairs required as the result of fire, earthquake, flood, vandalism, war, or similar cause of damage or destruction shall be controlled by Section 18.

     14. TENANT'S REPAIRS. Subject to Section 13 hereof, Tenant, at its expense, shall repair, replace and maintain in good condition all portions of the Premises, including, without limitation, entries, doors, ceilings, interior windows, interior walls, and the interior side of demising walls. Such repair and replacements may include capital expenditures and repairs whose benefit may extend beyond the Term. Should Tenant fail to make any such repair or replacement or fail to maintain the Premises, Landlord shall give Tenant notice of such failure. If Tenant fails to commence cure of such default within 10 days of Landlord's notice, and thereafter diligently prosecute such cure to completion, Landlord may perform such work and shall be reimbursed by Tenant within 10 days after demand therefor; provided, however, that if such default by Tenant creates or could create an emergency, Landlord may immediately commence cure of such default and shall thereafter be entitled to recover the costs of such cure from Tenant. Subject to Sections 1 7 and 18, Tenant shall bear the full uninsured cost of any repair or replacement to any part of the Project that results from damage caused by Tenant, its agents, contractors, or invitees and any repair that benefits only the Premises.

     15. MECHANIC'S LIENS. Tenant shall discharge, by bond or otherwise, any mechanic's lien filed against the Premises or against the Project for work claimed to have been done for, or materials claimed to have been furnished to, Tenant within 15 days after the filing thereof, at Tenant's sole cost and shall otherwise keep the Premises and the Project free from any liens arising out of work performed, materials furnished or obligations incurred by Tenant. Should Tenant fail to discharge any lien described herein, Landlord shall have the right, but not the obligation, to pay such claim or post a bond or otherwise provide security to eliminate the lien as a claim against title to the Project and the cost thereof shall be immediately due from Tenant as Additional Rent. If Tenant shall lease or finance the acquisition of office equipment, furnishings, or other personal property of a removable nature utilized by Tenant in the operation of Tenant's business, Tenant warrants that any Uniform Commercial Code Financing Statement executed by Tenant will upon its face or by exhibit thereto indicate that such Financing Statement is applicable only to removable personal property of Tenant located within the Premises. In no event shall the address of the Project be furnished on the statement without qualifying language as to applicability of the lien only to removable personal property, located in an identified suite held by Tenant.

     16. INDEMNIFICATION. Tenant hereby indemnifies and agrees to defend, save and hold Landlord harmless from and against any and all Claims for injury or death to persons or damage to property occurring within or about the Premises, arising directly or indirectly out of Tenant's use or occupancy of the Premises or a breach or default by Tenant in the performance of any of its obligations hereunder, unless caused solely by the willful misconduct or gross negligence of Landlord or its agents or contractors (to the extent such agents or contractors are acting within the scope of the their authority). Landlord shall not be liable to Tenant for, and Tenant assumes all risk of damage to, personal property (including, without limitation, loss of records kept within the Premises). Tenant further waives any and all Claims for injury to Tenant's business or loss of income relating to any such damage or destruction of personal property (including, without limitation, any loss of records). Landlord shall not be liable for any damages arising from any act, omission or neglect of any tenant in the Project or of any other third party.

     17. INSURANCE. Landlord shall maintain all insurance against any peril generally included within the classification "Fire and Extended Coverage," sprinkler damage (if applicable), vandalism and malicious mischief covering the full replacement cost of the Project or such lesser coverage amount as Landlord may elect PROVIDED such coverage amount is not less than 90% of such full replacement cost. Landlord shall further carry commercial general liability insurance with a single loss limit of not less than $2,000,000 for death or bodily injury, or property damage with respect to the Project. Landlord may, but is not obligated to, maintain such other insurance and additional coverages as it may deem necessary, including, but not limited to, flood, environmental hazard and earthquake, loss or failure of building equipment, errors and omissions, rental loss during the period of repair or rebuilding, workmen's compensation insurance and fidelity-bonds for employees employed to perform services and insurance for any improvements installed by Tenant or which are in addition to the standard improvements customarily furnished by Landlord without regard to whether or not such are made a part of the Project. All such insurance shall be included as part of the Operating Expenses. The Project may be included in a blanket policy (in which case the cost of such insurance allocable to the Project will be determined by Landlord based upon the insurer's cost calculations). Tenant shall also reimburse Landlord for any increased premiums or additional insurance which Landlord reasonably deems necessary as a result of Tenant's use of the Premises.

     Tenant, at its sole cost and expense, shall maintain during the Term: all risk property insurance covering the full replacement cost of all property and improvements installed or placed in the Premises by Tenant at Tenant's expense (excluding items paid for out of the TI Fund); worker's compensation insurance with no less than the minimum limits required by law; employer's liability insurance with such limits as required by law; and commercial general liability insurance, with a minimum limit of not less than $2,000,000 per occurrence for death or bodily injury and not less than $1,000,000 for property damage with respect to the Premises. The commercial general liability insurance policies shall name Landlord, its officers, directors, employees, managers, agents, invitees and contractors (collectively, "Related Parties"), as additional insureds; insure on an occurrence and not a claims-made basis; be issued by insurance companies which have a rating of not less than policyholder rating of A and financial category rating of at least Class XII in "Best's Insurance Guide"; shall not be cancelable unless 30 days prior written notice shall have been given to Landlord from the insurer; contain a hostile fire endorsement and a contractual liability endorsement; and provide primary coverage to Landlord (any policy issued to Landlord providing duplicate or similar coverage shall be deemed excess over Tenant's policies). Such policies or certificates thereof shall be delivered to Landlord by Tenant upon commencement of the Term and upon each renewal of said insurance. Tenant's policy may be a "blanket policy" which specifically provides that the amount of insurance shall not be prejudiced by other losses covered by the policy. Tenant shall, at least 20 days prior to the expiration of such policies, furnish Landlord with renewals or binders. Tenant agrees that if Tenant does not take out and maintain such insurance, Landlord may (but shall not be required to) procure said insurance on Tenant's behalf and at its cost to be paid as Additional Rent.

     In each instance where insurance is to name Landlord as additional insured, Tenant shall upon written request of Landlord also designate and furnish certificates so evidencing Landlord as additional insured to: (i) any lender of Landlord holding a security interest in the Project or any portion thereof, (ii) the landlord under any lease wherein Landlord is tenant of the real property on which the Project is located, if the interest of Landlord is or shall become that of a tenant under a ground lease rather than that of a fee owner, and/or
(iii) any management company retained by Landlord to manage the Project.

     The property insurance obtained by Landlord and Tenant shall include a waiver of subrogation by the insurers and all rights based upon an assignment from its insured, against Landlord or Tenant, and their respective Related Parties, in connection with any loss or damage thereby insured against. Neither party nor its respective Related Parties shall be liable to the other for loss or damage caused by any risk insured against under property insurance required to be maintained hereunder, and each party waives any claims against the other party, and its respective Related Parties for such loss or damage. The failure of a party to insure its property shall not void this waiver. Landlord and its respective Related Parties shall not be liable for, and

Tenant hereby waives all claims against such parties for, business interruption and losses occasioned thereby sustained by Tenant or any person claiming through Tenant resulting from any accident or occurrence in or upon the Premises or the Project from any cause whatsoever. If the foregoing waivers shall contravene any law with respect to exculpatory agreements, the liability of Landlord or Tenant shall be deemed not released but shall be secondary to the other's insurer.

     Landlord may require insurance policy limits to be raised to conform with requirements of Landlord's lender and to bring coverage limits to levels standard for the Permitted Use in this type of building in Worcester, Massachusetts.

     18. RESTORATION. If at any time during the Term the Project or the Premises are damaged by a fire or other insured casualty, Landlord shall notify Tenant ("Landlord's Notice") within 30 days after discovery of such damage as to the amount of time Landlord reasonably estimates it will take to restore the Project or the Premises, as applicable. If the restoration time is estimated to exceed 12 months, Landlord may, in such notice, elect to terminate this Lease as of the date that is 45 days after the date of discovery of such damage or destruction. If Landlord's Notice states that the restoration time is estimated to exceed 12 months, Tenant shall have the right to elect to terminate this Lease as of the date that is 10 days after Landlord's Notice; provided, however, that Tenant's right to terminate shall expire if not exercised within 5 days after Landlord's Notice. Unless Landlord or Tenant elects to terminate this Lease, Landlord shall, subject to receipt of sufficient insurance proceeds (with any deductible to be treated as a current Operating Expense), promptly restore the Premises (excluding the improvements installed by Tenant or by Landlord and paid for by Tenant but including items paid for out of the Tl Fund), subject to delays arising from the collection of insurance proceeds, from Force Majeure events or as needed to obtain any license, clearance or other authorization of any kind required to enter into and restore the Premises issued by any governmental or quasi-governmental agency having jurisdiction over the use, storage, release or removal of Hazardous Materials in, on or about the Premises (collectively referred to herein as "Hazardous Materials Clearances"); provided, however, that if repair or restoration of the Premises is not Substantially Complete as of the end of 12 months from the date of damage or destruction, Landlord may, in its sole and absolute discretion, elect not to proceed with such repair and restoration, in which event Landlord shall be relieved of its obligation to make such repairs or restoration and this Lease shall terminate as of the date that is 5 days after written notice to Tenant of Landlord's election to terminate this Lease. If repair or restoration of the Premises is not Substantially Complete as of the end of 12 months from the date of damage or destruction, Tenant shall have the right to terminate this Lease upon the date that is 5 days after written notice to Landlord of Tenant's election to terminate this Lease; provided, however, that Tenant's right to terminate shall expire if not exercised within 10 days after the end of 12 months from the date of damage or destruction. Notwithstanding the foregoing, if insurance proceeds are not available for restoration of the Premises or the Building solely by reason of Landlord's failure to maintain the insurance required to be maintained by Landlord under Section 17 hereof, Landlord shall be responsible for the costs of restoration to the extent of the insurance proceeds that would have been available had Landlord performed its obligations pursuant to Section 17 hereof.

     Tenant, at its expense, shall promptly perform, subject to delays arising from the collection of insurance proceeds, from Force Majeure events or to obtain Hazardous Material

Clearances, all repairs or restoration not required to be done by Landlord and shall promptly re-enter the Premises and commence doing business in accordance with this Lease. Notwithstanding the foregoing, (i) Landlord may terminate this Lease if the Premises are damaged during the last 2 years of the Term and Landlord reasonably estimates that it will take more than one month to repair such damage, or if insurance proceeds are not available for such restoration, and (ii) Tenant may terminate this Lease if the Premises are damaged during the last 12 months of the Term and Landlord reasonably estimates that it will take more than 90 days to repair such damage; provided, however, Tenant's right to terminate shall expire if not exercised within 5 days after Landlord's notice to Tenant stating how long repairs are estimated to take. Rent shall be abated from the date all required Hazardous Material Clearances are obtained until the Premises are repaired and restored, in the proportion which the area of the Premises, if any, which is not usable by Tenant bears to the total area of the Premises, unless Landlord provides Tenant with other space during the period of repair that is suitable for the temporary conduct of Tenant's business. Such abatement shall be the sole remedy of Tenant, and except as provided herein, Tenant waives any right to terminate the Lease by reason of damage or casualty loss.

     The provisions of this Lease, including this Section 18, constitute an express agreement between Landlord and Tenant with respect to any and all damage to, or destruction of, all or any part of the Premises, or any other portion of the Project, and any statute or regulation which is now or may hereafter be in effect, shall have no application to this Lease or any damage or destruction to all or any part of the Premises or any other portion of the Project, the parties hereto expressly agreeing this Section 1 8 sets forth their entire understanding and agreement with respect to such matters.

     19. CONDEMNATION. If any part of the Premises or the Project is taken for any public or quasi-public use under governmental law, ordinance, or regulation, or by right of eminent domain, or by private purchase in lieu thereof (a "TAKING" or "TAKEN"), and the Taking would in Landlord's judgment either prevent or materially interfere with Tenant's use of the Premises or materially interfere with or impair Landlord's ownership or operation of the Project, then upon written notice by Landlord this Lease shall terminate and Rent shall be apportioned as of said date. If all or part of the Premises is taken and Tenant is unable to use the Premises for the Permitted Use, Tenant shall have the right to terminate this Lease upon the date that is 5 days after written notice to Landlord of Tenant's election to terminate this Lease and Rent shall be apportioned as of said date; provided, however, that Tenant's right to terminate shall expire if not exercised within 10 days after the date of the order of condemnation. If part of the Premises shall be Taken, and this Lease is not terminated as provided above, Landlord shall promptly restore the Premises and the Project as nearly as is commercially reasonable under the circumstances to their condition prior to such partial taking and the Rent payable hereunder during the unexpired Term shall be reduced to such extent as may be fair and reasonable under the circumstances. Upon any such Taking, Landlord shall be entitled to receive the entire price or award from any such Taking without any payment to Tenant, and Tenant hereby assigns to Landlord Tenant's interest, if any, in such award. Tenant shall have the right, to the extent that same shall not diminish Landlord's award, to make a separate claim against the condemning authority (but not Landlord) for such compensation as may be separately awarded or recoverable by Tenant for moving expenses and damage to Tenant's Trade Fixtures, if a separate award for such items is made to Tenant. Tenant hereby waives any and all rights it might otherwise have pursuant to any provision of state law to terminate this Lease upon a partial Taking of the Premises or the Project.

     20. EVENTS OF DEFAULT. Each of the following events shall be a default ("Default") by Tenant under this Lease:

     (a) PAYMENT DEFAULTS. Tenant shall fail to pay any installment of Rent or any other payment hereunder when due; PROVIDED, HOWEVER, that Landlord, not more than once in any 12 month period, will give Tenant notice of such default in the payment of Rent and Tenant shall have 3 days in which to make such payment after which period Tenant shall be in Default hereunder. Tenant agrees that such notice shall be in lieu of and not in addition to any notice required by law.

     (b) INSURANCE. Any insurance required to be maintained by Tenant pursuant to this Lease shall be canceled or terminated or shall expire or shall be reduced or materially adversely changed, or Landlord shall receive a notice of nonrenewal of any such insurance and Tenant shall fail to obtain replacement insurance at least 20 days before the expiration of the current coverage.

     (c) ABANDONMENT. Tenant shall abandon the Premises and otherwise be in default under this Lease.

     (d) IMPROPER TRANSFER. Tenant shall assign, sublease or otherwise transfer or attempt to transfer all or any portion of Tenant's interest in this Lease or the Premises except as expressly permitted herein, or Tenant's interest in this Lease shall be attached, executed upon, or otherwise judicially seized and such action is not released within 90 days of the action.

     (e) LIENS. Tenant shall fail to discharge or otherwise obtain the release of any lien placed upon the Premises in violation of this Lease within 10 days after Tenant has received notice that any such lien is filed against the Premises.

     (f) INSOLVENCY EVENTS. Tenant or any guarantor or surety of Tenant's obligations hereunder shall: (A) make a general assignment for the benefit of creditors; (B) commence any case, proceeding or other action seeking to have an order for relief entered on its behalf as a debtor or to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or of any substantial part of its property (collectively a "PROCEEDING FOR RELIEF"); (C) become the subject of any Proceeding for Relief which is not dismissed within 90 days of its filing or entry; or (D) die or suffer a legal disability (if Tenant, guarantor, or surety is an individual) or be dissolved or otherwise fail to maintain its legal existence (if Tenant, guarantor or surety is a corporation, partnership or other entity).

     (g) ESTOPPEL CERTIFICATE OR SUBORDINATION AGREEMENT. Tenant fails to execute any document required from Tenant under Sections 23 or 27 within 10 days after a second notice requesting such document.

     (h) OTHER DEFAULTS. Tenant shall fail to comply with any provision of this Lease other than those specifically referred to in this Section 20*, and except as otherwise expressly provided herein, such failure shall continue for a period of 10 days after written notice thereof from Landlord to Tenant.

Any notice given under Section 20 (h) hereof, shall: (i) specify the alleged default, (ii) demand that Tenant cure such default, (iii) be in lieu of, and not in addition to, or shall be deemed to be any notice required under any provision of applicable law, and (iv) not be deemed a forfeiture or a termination of this Lease unless Landlord elects otherwise in such notice; PROVIDED that if the nature of Tenant's default pursuant to Section 20(h) is such that it cannot be cured by the payment of money and reasonably requires more than 10 days to cure, then Tenant shall not be deemed to be in default if Tenant commences such cure within said 10 day period and thereafter diligently prosecutes the same to completion; provided, however, that such cure shall be completed no later than 90 days from the date of Landlord's notice.

     21. LANDLORD'S REMEDIES.

     (a) PAYMENT BY LANDLORD; INTEREST. Upon a Default by Tenant hereunder, Landlord may, without waiving or releasing any obligation of Tenant hereunder, make such payment or perform such act. All sums so paid or incurred by Landlord, together with interest thereon, from the date such sums were paid or incurred, at the annual rate equal to 12% per annum or the highest rate permitted by law (the "Default Rate"), whichever is less, shall be payable to Landlord on demand as Additional Rent. Nothing herein shall be construed to create or impose a duty on Landlord to mitigate any damages resulting from Tenant's Default hereunder.

     (b) LATE PAYMENT RENT. Late payment by Tenant to Landlord of Rent and other sums due will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult and impracticable to ascertain. Such costs include, but are not limited to, processing and accounting charges and late charges which may be imposed on Landlord under any Mortgage covering the Premises. Therefore, if any installment of Rent due from Tenant is not received by Landlord within 5 days after the date such payment is due, Tenant shall pay to Landlord an additional sum of 6% of the overdue Rent as a late charge. The parties agree that this late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. In addition to the late charge, Rent not paid when due shall bear interest at the Default Rate from the 5th day after the date due until paid.

     (c) REMEDIES. Upon the occurrence of a Default, Landlord, at its option, without further notice or demand to Tenant, shall have in addition to all other rights and remedies provided in this Lease, at law or in equity, the option to pursue any one or more of the following remedies, each and all of which shall be cumulative and nonexclusive, without any notice or demand whatsoever.

         (i) Terminate this Lease, or at Landlord's option, Tenant's right to possession only, in which event Tenant shall immediately surrender the Premises to Landlord, and if Tenant fails to do so, Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying the Premises or any part thereof, without being liable for prosecution or any claim or damages therefor;

         (ii) Upon any termination of this Lease, whether pursuant to the foregoing Section 21(c)(i) or otherwise, Landlord may recover from Tenant the following:

              (A) The worth at the time of award of any unpaid rent which has been earned at the time of such termination; plus

              (B) The worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

              (C) The worth at the time of award of the amount by which the unpaid rent for the balance of the Term after the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

              (D) Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, specifically including but not limited to, brokerage commissions and advertising expenses incurred, expenses of remodeling the Premises or any portion thereof for a new tenant, whether for the same or a different use; and

              (E) At Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable law.

     The term "RENT" as used in this Section 21 shall be deemed to be and to mean all sums of every nature required to be paid by Tenant pursuant to the terms of this Lease, whether to Landlord or to others. As used in Sections 21
(c)(ii) (A) and (B), above, the "WORTH AT THE TIME OF AWARD" shall be computed by allowing interest at the Default Rate. As used in Section 21 (c)(ii)(C) above, the "WORTH AT THE TIME OF AWARD" shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus 1%.

         (iii) Landlord may continue this Lease in effect after Tenant's Default and recover rent as it becomes due. Accordingly, if Landlord does not elect to terminate this Lease following a Default by Tenant, Landlord may, from time to time, without terminating this Lease, enforce all of its rights and remedies hereunder, including the right to recover all Rent as it becomes due.

         (iv) Whether or not Landlord elects to terminate this Lease following a Default by Tenant, Landlord shall have the right to terminate any and all subleases, licenses, concessions or other consensual arrangements for possession entered into by Tenant and affecting the Premises or may, in Landlord's sole discretion, succeed to Tenant's interest in such subleases, licenses, concessions or arrangements. Upon Landlord's election to succeed to Tenant's interest in any such subleases, licenses, concessions or arrangements, Tenant shall, as of the date of notice by Landlord of such election, have no further right to or interest in the rent or other consideration receivable thereunder.

         (v) Independent of the exercise of any other remedy of Landlord hereunder or under applicable law, Landlord may conduct an environmental test of the Premises as generally described in Section 30(d) hereof. If contamination has occurred for which Tenant is liable under Section 30 hereof, Tenant shall pay all costs to conduct such tests. If no such contamination is found, Landlord shall pay the costs of such tests.

     (d) EFFECT OF EXERCISE. Exercise by Landlord of any remedies hereunder or otherwise available shall not be deemed to be an acceptance of surrender of the Premises and/or a termination of this Lease by Landlord, it being understood that such surrender and/or termination can be effected only by the express written agreement of Landlord and Tenant. Any law, usage, or custom to the contrary notwithstanding, Landlord shall have the right at all times to enforce the provisions of this Lease in strict accordance with the terms hereof; and the failure of Landlord at any time to enforce its rights under this Lease strictly in accordance with same shall not be construed as having created a custom in any way or manner contrary to the specific terms, provisions, and covenants of this Lease or as having modified the same and shall not be deemed a waiver of Landlord's right to enforce one or more of its rights in connection with any subsequent default. A receipt by Landlord of Rent or other payment with knowledge of the breach of any covenant hereof shall not be deemed a waiver of such breach, and no waiver by Landlord of any provision of this Lease shall be deemed to have been made unless expressed in writing and signed by Landlord. To the greatest extent permitted by law, Tenant waives the service of notice of Landlord's intention to re-enter, re-take or otherwise obtain possession of the Premises as provided in any statute, or to institute legal proceedings to that end, and 'also waives all right of redemption in case Tenant shall be dispossessed by a judgment or by warrant of any court or judge. Any reletting of the Premises or any portion thereof shall be on such terms and conditions as Landlord in its sole discretion may determine. Landlord shall not be liable, nor shall Tenant's obligations hereunder be diminished because of, Landlord's failure to relet the Premises or collect rent due in respect of such reletting or otherwise to mitigate any damages arising by reason of Tenant' Default.

     22. ASSIGNMENT AND SUBLETTING.

     (a) GENERAL PROHIBITION. Except for subleasing a portion of the Premises to Antigen Express, Inc., and E-Z-Em, Inc., without Landlord's prior written consent subject to and on the conditions described in this Section 22, Tenant shall not, directly or indirectly, voluntarily or by operation of law, assign this Lease or sublease the Premises or any part thereof or mortgage, pledge, or hypothecate its leasehold interest or grant any concession or license within the Premises and any attempt to do any of the foregoing shall be void and of no effect. If Tenant is a corporation, partnership or limited liability company, the shares or other ownership interests of Tenant which are not actively traded 'upon a stock exchange or in the over-the-counter market, a transfer or series of transfers whereby 35% or more of the issued and outstanding shares or other ownership interests of such corporation are, or voting control, is, transferred ("Stock Transfer") (but excepting transfers upon deaths of individual owners or for estate planning purposes) from a person or persons or entity or entities which were owners thereof at time of execution of this Lease to persons or entities who were not owners of shares of the corporation, partnership or limited liability company at time of execution of this Lease, shall be deemed an assignment of this Lease requiring the consent of Landlord. Landlord may in connection with a Stock Transfer request and consider such information as Landlord deems necessary or appropriate to its consideration whether to grant its consent to such Stock Transfer. Landlord shall grant or refuse such consent in its reasonable discretion; provided, however, that Tenant acknowledges that it shall be reasonable for Landlord to refuse consent to any assignment which
(i) may have the potential to negatively impact the financial condition of Tenant or the likelihood or ability of Tenant to perform its obligations under this Lease, (ii) is not for a rational business purpose, or (iii) is principally for the purpose of transferring the Lease.

     (b) Permitted Transfers. If Tenant desires to assign, sublease, hypothecate or otherwise transfer this Lease or sublet the Premises, then at least 15 business days, but not more than 45 business days, before the date Tenant desires the assignment or sublease to be effective (the "ASSIGNMENT DATE"), Tenant shall give Landlord a notice (the "ASSIGNMENT NOTICE") containing such information about the proposed assignee or sublessee, including the proposed use of the Premises and any Hazardous Materials proposed to be used or stored in the Premises, the Assignment Date, any relationship between Tenant and the proposed assignee or sublessee, and all material terms and conditions of the proposed assignment or sublease, including a copy of any proposed sublease in its final form, and such other information as Landlord may deem reasonably necessary or appropriate to its consideration whether to grant its consent. Landlord may, by giving written notice to Tenant within 1 5 business days after receipt of the Assignment Notice: (i) grant or refuse such consent, in its sole discretion with respect to a proposed assignment, hypothecation or other transfer or subletting of more than (together with all other then effective subleases) 50% of the Premises, or grant or refuse such consent, in its reasonable discretion with respect to a proposed subletting of up to (together with all other then effective subleases) 50% of the Premises (provided that Landlord shall further have the right to review and approve or disapprove the proposed form of sublease prior to the effective date of any such subletting), or with respect to a Stock Transfer, or (ii) terminate this Lease with respect to they space described in the Assignment Notice, as of the Assignment Date (an "Assignment Termination"). If Landlord elects an Assignment Termination, Tenant shall have the right to withdraw such Assignment Notice by written notice to Landlord of such election within 10 days after Landlord's notice electing to exercise the Assignment Termination. If Tenant withdraws such Assignment Notice, this Lease shall continue in full force and effect. If Tenant does not withdraw such Assignment Notice, this Lease, and the term and estate herein granted, shall terminate as of the Assignment Date with respect to the space described in such Assignment Notice. No failure of Landlord to exercise any such option to terminate this Lease shall be deemed to be Landlord's consent to the proposed assignment, sublease or other transfer. Tenant shall reimburse Landlord for all of Landlord's reasonable out-of-pocket expenses in connection with its consideration of any Assignment Notice.

     (c) Additional Conditions. As a condition to any such assignment or subletting, whether or not Landlord's consent is required, Landlord may require:

         (i) that any assignee or subtenant agree, in writing at the time of such assignment or subletting, that, following the occurrence of a Default hereunder, if Landlord gives such party written notice that Tenant is in default under this Lease, such party shall thereafter make all payments otherwise due Tenant directly to Landlord, which payments will be received by Landlord without any liability except to credit such payment against those due under the Lease, and any such third party shall agree to attorn to Landlord or its successors and assigns should this Lease be terminated for any reason; PROVIDED, HOWEVER, in no event shall Landlord or its successors or assigns be obligated to accept such attornment; and

     A list of Hazardous Materials, certified by the proposed assignee or sublessee to be true and correct, which the proposed assignee or sublessee intends to use or store in the Premises together with copies of all documents relating to the handling, storage, disposal and emission of Hazardous Materials by the proposed assignee or subtenant in the Premises or on the Project, prior to the proposed assignment or subletting, including, without limitation: permits; approvals; reports and correspondence; storage and management plans; plans relating to the installation of any storage tanks to be installed in or under the Project (provided, said installation of tanks shall only be permitted after Landlord has given its written consent to do so, which consent may be withheld in Landlord's sole and absolute discretion); and all closure plans or any other documents required by any and all federal, state and local governmental agencies and authorities for any storage tanks installed in, on or under the Project for the closure of any such tanks. Neither Tenant nor any such proposed assignee or subtenant is required, however, to provide Landlord with any portion(s) of the such documents containing information of a proprietary nature which, in and of themselves, do not contain a reference to any Hazardous Materials or hazardous activities.

     (d) NO RELEASE OF TENANT, SHARING OF EXCESS RENTS. Notwithstanding any assignment or subletting, Tenant and any guarantor or surety of Tenant's obligations under this Lease shall at all times remain fully and primarily responsible and liable for the payment of Rent and for compliance with all of Tenant's other obligations under this Lease. If the Rent due and payable by a sublessee or assignee (or a combination of the rental payable under such sublease or assignment plus any bonus or other consideration therefor or incident thereto) exceeds the rental payable under this Lease, (excluding however, any Rent payable under this Section), then Tenant shall be bound and obligated to pay Landlord as Additional Rent hereunder 50% of such excess rental and other excess consideration within 10 days following receipt thereof by Tenant. If Tenant shall sublet the Premises or any part thereof, Tenant hereby immediately and irrevocably assigns to Landlord, as security for Tenant's obligations under this Lease, all rent from any such subletting and Landlord as assignee and as attorney-in-fact for Tenant, or a receiver for Tenant appointed on Landlord's application, may collect such rent and apply it toward Tenant's obligations under this Lease; except that, until the occurrence of a Default, Tenant shall have the right to collect such rent.

     (e) NO WAIVER. The consent by Landlord to an assignment or subletting shall not relieve Tenant or any assignees of this Lease or any sublessees of the Premises from obtaining the consent of Landlord to any further assignment or subletting nor shall it release Tenant or any assignee or sublessee of Tenant from full and primary liability under the Lease. The acceptance of Rent hereunder, or the acceptance of performance of any other term, covenant, or condition thereof, from any other person or entity shall not be deemed to be a waiver of any of the provisions of this Lease or a consent to any subletting, assignment or other transfer of the Premises.

     (f) TERMINATION OF LEASE. Notwithstanding any other provision of this
Section 22, if (i) the proposed assignee or sublessee of Tenant has been required by any prior landlord, lender or governmental authority to take remedial action in connection with Hazardous Materials contaminating a property, where the contamination resulted from such party's action or use of the property in question, or (ii) the proposed assignee or sublessee is subject to an enforcement order issued by any governmental authority in connection with the use, disposal or storage of a Hazardous Materials, Landlord shall have the absolute right to refuse to consent to any assignment or subletting to any such party.

     23. ESTOPPEL CERTIFICATE. Tenant shall within 10 business days after written notice from Landlord, execute, acknowledge and deliver a statement in writing substantially in the form attached to this Lease as EXHIBIT G with the blanks filled in, and on any other form reasonably requested by a proposed lender or purchaser, (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease as so modified is in full force and effect) and the dates to which the rental and other charges are paid in advance, if any, (ii) acknowledging that there are not any uncured defaults on the part of Landlord hereunder, or specifying such defaults if any are claimed, and (iii) setting forth such further information with respect to the status of this Lease or the Premises as may be reasonably requested thereon. Any such statement may be relied upon by any prospective purchaser or encumbrancer of all or any portion of the real property of which the Premises are a part. Tenant's failure to deliver such statement within such time shall, at the option of Landlord, constitute a Default under this Lease, and, in any event, shall be conclusive upon Tenant that the Lease is in full force and effect and without modification except as may be represented by Landlord in any certificate prepared by Landlord and delivered to Tenant for execution.

     24. QUIET ENJOYMENT. So long as Tenant shall perform all of the covenants and agreements herein required to be performed by Tenant, Tenant shall, subject to the terms of this Lease, at all times during the Term, have peaceful and quiet enjoyment of the Premises against any person claiming by, through or under Landlord.

     25. PRORATIONS. All prorations required or permitted to be made hereunder shall be made on the basis of a 360 day year and 30 day months.

     26. RULES AND REGULATIONS. Tenant shall, at all times during the Term and any extension thereof, comply with all reasonable rules and regulations at any time or from time to time established by Landlord covering use of the Premises and the Project. The current rules and regulations are attached hereto as Exhibit E. If there is any conflict between said rules and regulations and other provisions of this Lease, the terms and provisions of this Lease shall control. Landlord shall not have any liability or obligation for the breach of any rules or regulations by other tenants in the Project.

     27. SUBORDINATION. This Lease and Tenant's interest and rights hereunder are and shall be subject and subordinate at all times to the lien of any Mortgage, now existing or hereafter created on or against the Project or the Premises, and all amendments, restatements, renewals, modifications, consolidations, refinancing, assignments and extensions thereof, without the necessity of any further instrument or act on the part of Tenant; provided, however that so long as there is no Default hereunder, Tenant's right to possession of the Premises shall not be disturbed by the Holder of any such Mortgage. Tenant agrees, at the election of the Holder of any such Mortgage, to attorn to any such Holder. Tenant agrees upon demand to execute, acknowledge and deliver a Subordination, Non-disturbance and Attornment Agreement in the form attached hereto as Exhibit H, or such other instruments, confirming such subordination and such instruments of attornment as shall be requested by any such Holder, provided any such instruments contain appropriate non-disturbance provisions assuring Tenant's quiet enjoyment of the Premises as set forth in Section 24 hereof and a copy of the same executed by any such Holder is delivered to Tenant. Notwithstanding the foregoing, any such Holder may at any time subordinate its Mortgage to this Lease, without Tenant's consent, by notice in writing to Tenant, and thereupon this Lease shall be deemed prior to such Mortgage without regard to their respective dates of execution, delivery or recording and in that event such Holder shall have the same rights with respect to this Lease as though this Lease had been executed prior to the execution, delivery and recording of such Mortgage and had been assigned to such Holder. The term "Mortgage" whenever used in this Lease shall be deemed to include deeds of trust, security assignments and any other encumbrances, and any reference to the "Holder" of a mortgage shall be deemed to include the beneficiary under a deed of trust.

     28. SURRENDER. Upon expiration of the Term or earlier termination of Tenant's right of possession, Tenant shall surrender the Premises to Landlord in the same condition as received, subject to any Alterations permitted by Landlord to remain in the Premises, free of Hazardous Materials brought upon, kept or used in or about the Premises or the Project by any person other than Landlord, its agents, employees, contractors or invitees and released of all Hazardous Materials Clearances, broom clean, ordinary wear and tear and casualty loss and condemnation excepted. Tenant shall immediately return to Landlord all keys and/or access cards to parking, the Project, restrooms or all or any portion of the Premises furnished to, or otherwise procured by Tenant. If any such access card or key is lost, Tenant shall pay to Landlord, at Landlord's election, either the cost of replacing such lost access card or key or the cost of reprogramming the access security system in which such access card was used or changing the lock or locks opened by such lost key. Any Tenant's Property, Alterations and property not so removed by Tenant as permitted or required herein shall be deemed abandoned and may be stored, removed, and disposed of by Landlord at Tenant's expense, and Tenant waives all claims against Landlord for any damages resulting from Landlord's retention and/or disposition of such property. All obligations of Tenant hereunder not fully performed as of the termination of the Term, including the obligations of Tenant under Section 30 hereof, shall survive the expiration or earlier termination of the Term, including without limitation, indemnity obligations, payment obligations with respect to Rent and obligations concerning the condition and repair of the Premises for a period of three (3) years after expiration or earlier termination of the Term.

     29. WAIVER OF JURY TRIAL. TENANT AND LANDLORD WAIVE ANY RIGHT TO TRIAL BY JURY OR TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN LANDLORD AND TENANT ARISING OUT OF THIS LEASE OR ANY OTHER INSTRUMENT, DOCUMENT, OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED HERETO.

     30. ENVIRONMENTAL REQUIREMENTS.

     (a) PROHIBITION/COMPLIANCE/INDEMNITY. Tenant shall not cause or permit any Hazardous Materials (as hereinafter defined) to be brought upon, kept or used in or about the Premises or the Project in violation of applicable law by Tenant, its agents, employees, contractors or invitees. If Tenant breaches the obligation stated in the preceding sentence, or if the presence of Hazardous Materials in the Premises during the term of this Lease or Tenant's occupancy of the Project results in contamination of the Premises, the Project or any adjacent property or if contamination of the Premises, the Project or any adjacent property by Hazardous Materials brought into the Premises by anyone other than Landlord and Landlord's employees, agents and contractors otherwise occurs during the term of this Lease or any extension or renewal hereof or holding over hereunder, Tenant hereby indemnifies and shall defend and hold Landlord, its officers, directors, employees, agents and contractors harmless from any and all claims, judgments, damages, penalties, fines, costs, liabilities, or losses (including, without limitation, diminution in value of the Premises or any portion of the Project, damages for the loss or restriction on use of rentable or usable space or of any amenity of the Premises or the Project, damages arising from any adverse impact on marketing of space in the Premises or the Project, and sums paid in settlement of claims, and reasonable attorneys' fees, consultant fees and expert fees) which arise during or after the Lease term as a result of such contamination. This indemnification of Landlord by Tenant includes, without limitation, costs incurred in connection with any investigation of site conditions or any cleanup, remedial, removal, or restoration work required by any federal, state or local governmental agency or political subdivision because of Hazardous Materials present in the air, soil or ground water above, on, or under the Premises. Without limiting the foregoing, if the presence of any Hazardous Materials on the Premises, the Project or any adjacent property, caused or permitted by Tenant results in any contamination of the Premises, the Project or any adjacent property, Tenant shall promptly take all actions at its sole expense and in accordance with applicable law as are necessary to return the Premises, the Project or any adjacent property, to the condition existing as of the date hereof, provided that Landlord's approval of such action shall first be obtained, which approval shall not unreasonably be withheld so long as such actions would not potentially have any material adverse long-term or short-term effect on the Premises or the Project.

     (b) BUSINESS. Landlord acknowledges that it is not the intent of this
Article 30 to prohibit Tenant from using the Premises for the Permitted Use. Tenant may operate its business according to the custom of the industry so long as the use or presence of Hazardous Materials is strictly and properly monitored according to all applicable governmental requirements. As a material inducement to Landlord to allow Tenant to use Hazardous Materials in connection with its business, Tenant agrees to deliver to Landlord prior to the Commencement Date a list identifying each type of Hazardous Materials to be present on the Premises and setting forth any and all governmental approvals or permits required in connection with the presence of such Hazardous Materials on the Premises ("HAZARDOUS MATERIALS LIST"). Tenant shall deliver to Landlord an updated Hazardous Materials List at least once a year and shall also deliver an updated list before any new Hazardous Material(s) is brought onto the Premises. Tenant shall deliver to Landlord true and correct copies of the following documents (the "HAZ MAT DOCUMENTS") relating to the handling, use, storage, disposal and emission of Hazardous Materials prior to the Commencement Date, or if unavailable at that time, concurrent with the receipt from or submission to a governmental agency: permits; approvals; reports and correspondence; storage and management plans, notice of violations of any laws; plans relating to the installation of any storage tanks to be installed in or under the Project (provided, said installation of tanks shall only be permitted after Landlord has given Tenant its written consent to do so, which consent may be withheld in Landlord's sole and absolute discretion); and all closure plans or any other documents required by any and all federal, state and local governmental agencies and authorities for any storage tanks installed in, on or under the Project for the closure of any such tanks. Tenant is not required, however, to provide Landlord with any portion(s) of the Haz Mat Documents containing information of a proprietary nature which, in and of themselves, do not contain a reference to any Hazardous Materials or hazardous activities. It is not the intent of this Section to provide Landlord with information which could be detrimental to Tenant's business should such information become possessed by Tenant's competitors.

     (c) TENANT REPRESENTATION AND WARRANTY. Tenant hereby represents and warrants to Landlord that (i) neither Tenant nor any of its legal predecessors has been required by any prior landlord, lender or governmental authority at any time to take remedial action in connection with Hazardous Materials contaminating a property which contamination was permitted by Tenant or such predecessor or resulted from Tenant's or such predecessor's action or use of the property in question, and (ii) Tenant is not subject to any enforcement order issued by any governmental authority in connection with the use, disposal or storage of a Hazardous Materials. If landlord determines that this representation and warranty was not true as of the date of this lease, Landlord shall have the right to terminate this Lease in Landlord's sole and absolute discretion.

     (d) TESTING. Landlord shall have the right to conduct annual tests of the Premises to determine whether any contamination has occurred as a result of Tenant's use. Tenant shall be required to pay the cost of such annual test of the Premises; provided, however, that if Tenant conducts its own tests of the Premises using third party contractors and test procedures reasonably acceptable to Landlord which tests are certified to Landlord, Landlord shall accept such tests in lieu of the annual tests to be paid for by Tenant. In addition, at any time, and from time to time, prior to the expiration or earlier termination of the Term, Landlord shall have the right to conduct appropriate tests of the Premises and the Project to determine if contamination has occurred as a result of Tenant's use of the Premises. If contamination has occurred for which Tenant is liable under this Section 30, Tenant shall pay all costs to conduct such tests. If no such contamination is found, Landlord shall pay the costs of such tests (which shall not constitute an Operating Expense). Landlord shall provide, without representation or warranty and subject to a confidentiality agreement, Tenant with a copy of all third party, non-confidential reports and tests of the Premises made by or on behalf of Landlord. Tenant shall be solely responsible for and shall defend, indemnify and hold Landlord, its agents and contractors harmless from and against any and all claims, costs and liabilities including actual attorneys' fees, charges and disbursement, arising out of or in connection with any removal, clean up, restoration and materials required hereunder to return the Premises and any other property of whatever nature to their condition existing as of the date hereof. Landlord's receipt of or satisfaction with any environmental assessment in no way waives any rights that Landlord holds against Tenant.

     (e) UNDERGROUND TANKS. If underground or other storage tanks storing Hazardous Materials located on the Premises are used by Tenant Or are hereafter placed on the Premises by Tenant, Tenant shall monitor the storage tanks, maintain appropriate records, implement reporting procedures, properly close any underground storage tanks, and take or cause to be taken all other actions necessary or required under applicable state and federal law, as such now exists or may hereafter be adopted or amended.

     (f) TENANT'S OBLIGATIONS. Tenant's obligations under this Article 30 shall survive the expiration or earlier termination of the Lease. During any period of time after the expiration or earlier termination of this Lease required by Tenant or Landlord to complete the removal from the Premises of any Hazardous Materials and the release and termination of any licenses or permits restricting the use of the Premises, Tenant shall continue to pay the full Rent in accordance with this Lease for any portion of the Premises not relet by Landlord in Landlord's sole discretion, which Rent shall be prorated daily.

     (g) DEFINITIONS. As used herein, the term "Environmental Requirements" means all applicable present and future statutes, regulations, ordinances, rules, codes, judgments, orders or other similar enactments of any governmental authority or agency regulating or relating to health, safety, or environmental conditions on, under, or about the Premises or the environment, including without limitation, the following: the Comprehensive Environmental Response, Compensation and Liability Act; the Resource Conservation and Recovery Act; and all state and local counterparts thereto, and any regulations or policies promulgated or issued thereunder. As used herein, the term "Hazardous Materials" means and includes any substance, material, waste, pollutant, or contaminant listed or defined as hazardous or toxic, or regulated by reason of its impact or potential impact on humans, animals and/or the environment under any Environmental Requirements, asbestos and petroleum, including crude oil or any fraction thereof, natural gas liquids, liquefied natural gas, or synthetic gas usable for fuel (or mixtures of natural gas and such synthetic gas). As defined in Environmental Requirements, Tenant is and shall be deemed to be the operator" of Tenant's "facility" and the "owner" of all Hazardous Materials brought on the Premises by Tenant, its agents, employees, contractors or invitees, and the wastes, by-products, or residues generated, resulting, or produced therefrom.

     31. TENANT'S REMEDIES/LIMITATION OF LIABILITY. Landlord shall not be in default hereunder unless Landlord fails to perform any of its obligations hereunder within 30 days after written notice from Tenant specifying such failure (unless such performance will, due to the nature of the obligation, require a period of time in excess of 30 days, then after such period of time as is reasonably necessary). Upon any default by Landlord, Tenant shall give notice by registered or certified mail to any Holder of a Mortgage covering the Premises and to any landlord of any lease of property in or on which the Premises are located and Tenant shall offer such beneficiary, Holder and/or landlord a reasonable opportunity to cure the default, including time to obtain possession of the Project by power of sale or a judicial action if such should prove necessary to effect a cure; provided Landlord shall have furnished to Tenant in writing the names and addresses of all such persons who are to receive such notices. All obligations of Landlord hereunder shall be construed as covenants, not conditions; and, except as may be otherwise expressly provided in this Lease, Tenant may not terminate this Lease for breach of Landlord's obligations hereunder.

     All obligations of Landlord under this Lease will be binding upon Landlord only during the period of its ownership of the Premises and not thereafter. The term "Landlord" in this Lease shall mean only the owner, for the time being of the Premises, and upon the transfer by such owner of its interest in the Premises, such owner shall thereupon be released and discharged from all obligations of Landlord thereafter accruing, but such obligations shall be binding during the Term upon each new owner for the duration of such owner's ownership.

     32. INSPECTION AND ACCESS. Landlord and its agents, representatives, and contractors may enter the Premises at any reasonable time to inspect the Premises and to make such repairs as may be required or permitted pursuant to this Lease and for any other business purpose. Landlord and Landlord's representatives may enter the Premises during business hours on not less than 48 hours advance written notice (except in the case of emergencies in which case no
 .such notice shall be required and such entry may be at any time but Landlord shall nonetheless be required to provide notice to Tenant of such emergency entry as soon as practicable) for the purpose of effecting any such repairs, inspecting the Premises, showing the Premises to prospective purchasers and, during the last year of the Term, to prospective tenants or for any other business purpose. Landlord may erect a suitable sign on the Premises stating the Premises are available to let (within the last 9 months of the Term) or that the Project is available for sale. Landlord may grant easements, make public dedications, designate common areas and create restrictions on or about the Premises, PROVIDED that no such easement, dedication, designation or restriction materially, adversely affects Tenant's use or occupancy of the Premises for the Permitted use. At Landlord's request, Tenant shall execute such instruments as may be necessary for such easements, dedications or restrictions. Tenant shall at all times, except in the case of emergencies, have the right to escort Landlord or its agents, representatives, contractors or guests while the same are in the Premises, provided such escort does not materially and adversely affect Landlord's access rights hereunder.

     33. SECURITY. Tenant acknowledges and agrees that security devices and services, if any, while intended to deter crime may not in given instances prevent theft or other criminal acts and that Landlord is not providing any security services with respect to the Premises. Tenant agrees that Landlord shall not be liable to Tenant for, and Tenant waives any claim against Landlord with respect to, any loss by theft or any other damage suffered or incurred by Tenant in connection with any unauthorized entry into the Premises or any other breach of security with respect to the Premises. Tenant shall be solely responsible for the. personal safety of Tenant's officers, employees, agents, contractors, guests and invitees while any such person is in, on or about the Premises and/or the Project. Tenant shall at Tenant's cost obtain insurance coverage to the extent Tenant desires protection against such criminal acts.

     34. FORCE MAJEURE. Except for the payment of Rent and Additional Rent, neither Landlord nor Tenant shall be held responsible for delays in the performance of their obligations hereunder when caused by strikes, lockouts, labor disputes, weather, natural disasters, inability to obtain labor or materials or reasonable substitutes therefor, governmental restrictions, governmental regulations, governmental controls, delay in issuance of permits, enemy or hostile governmental action, civil commotion, fire or other casualty, and other causes beyond their reasonable control ("FORCE MAJEURE").

     35. BROKERS, ENTIRE AGREEMENT, AMENDMENT. Landlord and Tenant each represent and warrant that it has not dealt with any broker, agent or other person (collectively, "Broker) in connection with this transaction and that no Broker brought about this transaction, other than the Broker, if any, set forth on the first page of this Lease. Landlord and Tenant each hereby agree to indemnify and hold the other harmless from and against any claims by any other Broker claiming a commission or other form of compensation by virtue of having dealt with Tenant or Landlord, as applicable, with regard to this leasing transaction. This Lease may not be amended except by an instrument in writing signed by both parties hereto.

     36. LIMITATION ON LANDLORD'S LIABILITY. NOTWITHSTANDING ANYTHING SET FORTH HEREIN OR IN ANY OTHER AGREEMENT BETWEEN LANDLORD AND TENANT TO THE CONTRARY:
(A) LANDLORD SHALL NOT BE LIABLE TO TENANT OR ANY OTHER PERSON FOR (AND TENANT AND EACH SUCH OTHER PERSON ASSUME ALL RISK OF) LOSS, DAMAGE OR INJURY, WHETHER ACTUAL OR CONSEQUENTIAL TO: TENANT'S PERSONAL PROPERTY OF EVERY KIND AND DESCRIPTION, INCLUDING, WITHOUT LIMITATION TRADE FIXTURES, EQUIPMENT, INVENTORY, SCIENTIFIC RESEARCH, SCIENTIFIC EXPERIMENTS, LABORATORY ANIMALS, PRODUCT, SPECIMENS, SAMPLES, AND/OR SCIENTIFIC, BUSINESS, ACCOUNTING AND OTHER RECORDS OF EVERY KIND AND DESCRIPTION KEPT AT THE PREMISES AND ANY AND ALL INCOME DERIVED OR DERIVABLE THEREFROM; (B) THERE SHALL BE NO PERSONAL RECOURSE TO LANDLORD FOR ANY ACT OR OCCURRENCE IN, ON OR ABOUT THE PREMISES OR ARISING IN ANY WAY UNDER THIS LEASE OR ANY OTHER AGREEMENT BETWEEN LANDLORD AND TENANT WITH RESPECT TO THE SUBJECT MATTER HEREOF AND ANY LIABILITY OF LANDLORD HEREUNDER SHALL BE STRICTLY LIMITED SOLELY TO LANDLORD'S INTEREST IN THE PROJECT, AND IN NO EVENT SHALL ANY PERSONAL LIABILITY BE ASSERTED AGAINST LANDLORD IN CONNECTION WITH THIS LEASE NOR SHALL ANY RECOURSE BE HAD TO ANY OTHER PROPERTY OR ASSETS OF LANDLORD OR ANY OF LANDLORD'S OFFICERS, EMPLOYEES, AGENTS OR CONTRACTORS. UNDER NO CIRCUMSTANCES SHALL LANDLORD OR ANY OF LANDLORD'S OFFICERS, EMPLOYEES, AGENTS OR CONTRACTORS BE LIABLE FOR INJURY TO TENANT'S BUSINESS OR FOR ANY LOSS OF INCOME OR PROFIT THEREFROM.

     37. SEVERABILITY. If any clause or provision of this Lease is illegal, invalid or unenforceable under present or future laws, then and in that event, it is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby. It is also the intention of the parties to this Lease that in lieu of each clause or provision of this Lease that is illegal, invalid or unenforceable, there be added, as a part of this Lease, a clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible and be legal, valid and enforceable.

     38. SIGNS; EXTERIOR APPEARANCE. Tenant shall not, without the prior written consent of Landlord, which may be granted or withheld in Landlord's sole discretion: (i) attach any awnings, exterior lights, decorations, balloons, flags, pennants, banners, painting or other projection to any outside wall of the Project, (ii) use any curtains, blinds, shades or screens other than Landlord's standard window coverings, (iii) coat or otherwise sunscreen the interior or exterior of any windows, (iv) place any bottles, parcels, or other articles on the window sills, (v) place any equipment, furniture or other items of personal property on any exterior balcony, (vi) paint, affix or exhibit on any part of the Premises or the Project any signs, notices, window or door lettering, placards, decorations, or advertising media of any type which can be viewed from the exterior of the Premises. interior signs on doors and the directory tablet shall be inscribed, painted or affixed for Tenant by Landlord at the sole cost and expense of Tenant, and shall be of a size, color and type acceptable to Landlord. Nothing may be placed on the exterior of corridor walls or corridor doors other than Landlord's standard lettering. The directory tablet shall be provided exclusively for the display of the name and location of tenants.

     39. RIGHT TO EXTEND TERM. Tenant shall have the right to extend the Term of the Lease upon the following terms and conditions:

     (a) EXTENSION RIGHT. Tenant shall have the right (an "EXTENSION RIGHT") to extend the term of this Lease for 5 years (an "EXTENSION TERM") on the same terms and conditions as this Lease by giving Landlord written notice of its election to exercise such Extension Right at least 9 months prior to the expiration of the Base Term of the Lease. Base Rent shall be adjusted on the commencement date of the Extension Term and on each annual anniversary of the commencement of the Extension Term by multiplying the Base Rent payable immediately before such adjustment by the Rent Adjustment Percentage and adding the resulting amount to the Base Rent payable immediately before such adjustment. in addition, Landlord may impose a market rent for the parking rights provided hereunder.

     (b) RIGHTS PERSONAL. The Extension Right is personal to Tenant and is not assignable without Landlord's consent, which may be granted or withheld in Landlord's sole discretion.

     (c) EXCEPTIONS. Notwithstanding anything set forth above to the contrary, the Extension Right shall not be in effect and Tenant may not exercise the Extension Right:

         (i) during any period of time that Tenant is in Default under any provision of this Lease; or

         (ii) if Tenant has been in Default under any provision of this Lease 3 or more times, whether or not the Defaults are cured, during the 12 month period immediately prior to the date that Tenant intends to exercise the Extension Right, whether or not the Defaults are cured.

     (d) NO EXTENSIONS. The period of time within which the Extension Right may be exercised shall not be extended or enlarged by reason of the Tenant's inability to exercise the Extension Right.

     (e) TERMINATION. The Extension Right shall terminate and be of no further force or effect even after Tenant's due and timely exercise of the Extension Right, if, after such exercise, but prior to the commencement date of the Extension Term, (i) Tenant fails to timely cure any default by Tenant under this Lease; or (ii) Tenant has Defaulted 3 or more times during the period from the date of the exercise of the Extension Right to the date of the commencement of the Extension Term, whether or not such Defaults are cured.

     40. MISCELLANEOUS.

     (a) NOTICES. All notices or other communications between the parties shall be in writing and shall be deemed duly given upon delivery or refusal to accept delivery by the addressee thereof if delivered in person, or upon actual receipt if delivered by reputable overnight guaranty courier, addressed and sent to the parties at their addresses set forth above.

Landlord and Tenant may from time to time by written notice to the other designate another address for receipt of future notices.

     (b) JOINT AND SEVERAL LIABILITY. If and when included within the term "Tenant," as used in this instrument, there is more than one person or entity, each shall be jointly and severally liable for the obligations of Tenant.

     (c) FINANCIAL INFORMATION. Tenant shall furnish Landlord with true and complete copies of (i) Tenant's most recent unaudited annual financial statements within 90 days of the end of each of Tenant's fiscal years during the Term and the audited annual financial statement within 180 days of the end of Tenant's fiscal years during the Term, (ii) Tenant's most recent unaudited quarterly financed statements within 45 days of the end of each of Tenant's fiscal quarters during the Term, (iii) at Landlord's request from time to time, updated business plans, including cash flow projections and/or pro forma balance sheets and income statements, all of which shall be treated by Landlord as confidential information belonging to Tenant, (iv) corporate brochures and/or profiles prepared by Tenant for prospective investors, and (v) any other financial information or summaries that Tenant typically provides to its lenders or shareholders.

     (d) RECORDATION. Neither this Lease nor a memorandum of lease shall be filed by or on behalf of Tenant in any public record. Landlord may prepare and file, and upon request by Landlord Tenant will execute, a memorandum of lease.

     (e) INTERPRETATION. The normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Lease or any exhibits or amendments hereto. Words of any gender used in this Lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires. The captions inserted in this Lease are for convenience only and in no way define, limit or otherwise describe the scope or intent of this Lease, or any provision hereof, or in any way affect the interpretation of this Lease.

     (f) NOT BINDING UNTIL EXECUTED. The submission by Landlord to Tenant of this Lease shall have no binding force or effect, shall not constitute an option for the leasing of the Premises, nor confer any right or impose any obligations upon either party until execution of this Lease by both parties.

     (g) LIMITATIONS ON INTEREST. It is expressly the intent of Landlord and Tenant at all times to comply with applicable law governing the maximum rate or amount of any interest payable on or in connection with this Lease. If applicable law is ever judicially interpreted so as to render usurious any interest called for under this Lease, or contracted for, charged, taken, reserved, or received with respect to this Lease, then it is Landlord's and Tenant's express intent that all excess amounts theretofore collected by Landlord be credited on the applicable obligation (or, if the obligation has been or would thereby be paid in full, refunded to Tenant), and the provisions of this Lease immediately shall be deemed reformed and the amounts thereafter collectible hereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder.

     (h) CHOICE OF LAW. Construction and interpretation of this Lease shall be governed by the internal laws of the state in which the Premises are located, excluding any principles of conflicts of laws.

     (i) TIME. Time is of the essence as to the performance of the parties' obligations under this Lease.

     (j) INCORPORATION BY REFERENCE. All exhibits and addenda attached hereto are hereby incorporated into this Lease and made a part hereof. If there is any conflict between such exhibits or addenda and the terms of this Lease, such exhibits or addenda shall control.

                            [Signature Page Follows)

     IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the day and year first above written.

                                    TENANT:

                                    t.BREEDERS, INC., a Delaware corporation

                                    By: Signature on File
                                        -------------------------------------
                                    Its: President
                                        -------------------------------------

                                    LANDLORD:

                                    ARE-ONE INNOVATION DRIVE, LLC,
                                    a Delaware limited liability company

                                    By:  AREE-Holdings, L.P., a Delaware limited
                                         partnership, its managing member

                                         By:  ARE-GP Holdings QRS Corp., a
                                              Delaware corporation, its general
                                              partner

                                    By: /s/ Lynne Anne Shapiro
                                        -------------------------------------

                                    Its: General Counsel
                                        -------------------------------------

         [Notary seal]

                               EXHIBIT B TO LEASE

                             DESCRIPTION OF PROJECT

                                 QUITCLAIM DEED

     WALDO CORPORATION, a corporation duly established under the laws of Massachusetts and having a usual place of business at 33 Waldo Street, Worcester, Worcester County, Massachusetts, as Trustee of Three Biotech Realty Trust under Declaration of Trust dated September 8, 1995 and recorded with the Worcester District Registry of Deeds in Book 17323, Page 157, for consideration paid and in full consideration of $16,500,000 grants to ARE-ONE INNOVATION DRIVE, LLC, a limited liability company duly, established under the laws of Delaware and having a usual place of business at 135 N. Los Robles Avenue, Suite 250, Pasadena, Los Angeles County, California

                            WITH QUITCLAIM COVENANTS

     the following two (2) parcels of land:

     PARCEL 1

     The land with the building thereon in Worcester, Worcester County, Massachusetts consisting of Area A containing 2.7893 acres, more or less, Area B containing 5.6169 acres, more or less, and a portion of Innovation Drive containing 17,361 square feet, more or less, all as shown on a plan entitled "Plan of Property Owned by Worcester Business Development Corporation, Three Biotech Park, Off Plantation Street, Worcester, Massachusetts" dated January 31, 1990, prepared by Cullinan Engineering Co., Inc. and recorded with the Worcester District Registry of Deeds (the "Registry") in Plan Book 633, Plan 79 (the "Parcel I Plan"), bounded and described as follows:

     BEGINNING at the most northerly corner of the Premises at the intersection of the southerly line 2 of land now or formerly of The Commonwealth of Massachusetts and the westerly line of other o land now or formerly of Worcester Business Development Corporation ("WBDC") as shown on the Parcel I Plan;

     THENCE S. 07 DEG. 38' 43" E. one hundred thirty-eight and 71/100 (138.71) feet by WBDC land and land shown on the Parcel I Plan as Two Biotech Park to a point;

     THENCE S. 00 DEG. 45' 00" W. two hundred fifty and 45/100 (250.45) feet by Two Biotech Park to a point;

     THENCE S. 04 DEG. 12' 20" W. one hundred ninety-five and 54/100 (195.54) feet by Two Biotech Park to a point;

     THENCE S. 04 DEG. 04' 59" W. seventy (70) feet by Two Biotech Park and land shown on the Parcel I Plan as C.M.M.I.C. Parcel to a point;

     THENCE S. 18 DEG. 32' 25" W. one hundred eighty-seven and 62/100 (187.62) feet by C.M.M.I.C. Parcel to a point at land shown on the Parcel I Plan as One Biotech Park;

     THENCE N. 67 DEG. 02' 30" W. nineteen and 33/100 (19.33) feet by One Biotech Park to a point;

     THENCE S. 81 DEG. 31' 00" W. eighty (80) feet by One Biotech Park to a point at other land now or formerly of WBDC;

     THENCE N. 89 DEG. 43' 26" W. one hundred forty and 03/100 (140.03) feet by land now or formerly of WBDC to a point at the roadway easement, Innovation Drive, shown on the Parcel I Plan;

     THENCE N. 64 DEG. 42' 20" W. fifty (50) feet across Innovation Drive to a point;

     THENCE 48 DEG. 20' 06" W. three hundred ninety-six and 74/100 (396.74) feet by WBDC land to a point at land shown on the Parcel I Plan as B.A.S.F. Parcel;

     THENCE N. 30 DEG. 42' 12" W. two hundred fifty-five and 04/100 (255.04) feet by B.A.S.F. Parcel to a point at The Commonwealth of Massachusetts land;

     THENCE N. 63 DEG. 33' 40" E. twenty and 06/100 (20.06) feet to a point;

     THENCE N. 40 DEG. 43' 36" E. two hundred sixteen and 21/100 (216.21) feet to a point;

     THENCE N. 49 DEG. 56' 15" E. three hundred fifty (350) feet to a point;

     THENCE by a curve to the left having a radius of 225.00 feet and an arc distance of three hundred thirty-seven and 01/100 (337.01) feet to a point;

     THENCE N. 67 DEG. 21' 00" E. three hundred ninety-nine and 15/100 (399.15) feet to the point of beginning, the last five courses being by The Commonwealth of Massachusetts land.

     CONTAINING 8.8048 acres, more or less, according to the Parcel I Plan. Area A and Area B shown on the Plan are the same parcels shown as Parcel 7B and Parcels 7A, respectively, on a plan entitled "Amended Definitive Subdivision Plan for Worcester Business Development Corporation, Belmont Street (Route 9) & Plantation Street, Worcester, Massachusetts" dated January 3, 1990 prepared by Maguire Group, Inc. and Cullinan Engineering Co., Inc. recorded at the Registry in Plan Book 633, Plan 78 ("Amended Subdivision Plan").

     The premises are conveyed subject to and together with the following rights, easements, benefits and appurtenances:

     1. Easements in common with others to use, for all public way purposes, Research Drive (shown as "RE-1"), Innovation Drive (shown as "RE-2") and Roadway Easement 3 (shown as "RE-3") on the Amended Subdivision Plan.

     2. An easement in common with others to use, for all public way purposes, Easement Areas "A" and "B" which are described in the deed from The Commonwealth of Massachusetts, acting by and through its Division of Capital Planning and Operations, to WBDC dated June 13, 1984 and recorded at the Registry in Book 8233, Page 106.

     3. An easement in common with others to use for all public way purposes, Easement "C", as shown on the Amended Subdivision Plan.

     4. Rights in common with others to use for their intended purposes those Utility Easements which service the Premises shown on the Amended Subdivision Plan.

     5. Provisions of a Declaration of Easement by Worcester Business Development Corporation dated March 27, 1990 and recorded with the Registry in Book 12717, Page 3, as modified by an Amendment dated August 24, 1992 and recorded with the Registry in Book 14471, Page 357.

     6. The provisions of Variance Decision by the Worcester Zoning Board of Appeals recorded at the Registry in Book 12556, Page 319.

     7. Reservations, restrictions, covenants, conditions, terms and provisions set forth or referred to in the deed from The Commonwealth of Massachusetts, acting by and through its Division of Capital Planning and Operations, to WBDC dated June 13, 1984 and recorded with the Registry in Book 8233, Page 106.

     8. Rights of others in Innovation Drive (shown as "RE-2") on a plan recorded with the Registry in Plan Book 633, Plan 78 and rights in the areas shown as "UE-13", "UE-16", UE-18" and "UE-20" on said Plan, all as recited in a Deed of Easement from WBDC to City of Worcester dated April 30, 1990 and recorded with the Registry in Book 12860, Page 123.

     9. The grading and drainage easement for the benefit of the land known as "One Biotech Parcel" shown on a plan recorded with the Registry in Plan Book 550, Plan 12.

     10. Rights reserved by WBDC in its deed to Waldo Corporation, as Trustee of Three Biotech Realty Trust, to use, maintain, repair, replace, relocate all existing pipes, lines, manholes and other apparatus for sewer and drainage purposes, and to grant those rights to others, provided that any relocation will not interfere with the development or use of the Premises, and any surface which is disturbed will be restored as near as possible to its original condition, as recited in the deed from WBDC to Massachusetts Biotechnology Research Institute, Inc. dated July 20, 1990 and recorded with the Registry in Book 12905, Page 393.

     11. Provisions of a Declaration of Protective Covenants, Conditions and Restrictions by WBDC dated June 26, 1990 and recorded with the Registry in Book 12860, Page 145.

     12. Order of Taking by the City of Worcester from WBDC to make Innovation Drive public dated April 13, 1993 and recorded with the Registry in Book 15379, Page 215.

     13. Rights in areas shown as "UE-22", "UE-23" and "UE-24" on a plan recorded with the Registry in Plan Book 696, Page 87 granted to the City of Worcester and The Commonwealth of Massachusetts by the Massachusetts Biotechnology Research Institute, Inc. in an instrument dated September 22, 1995 and recorded in Book 17343, Page 96.

     14. Security Agreement and Mortgage Deed from Massachusetts Biotechnology Research Institute, Inc. (as Ground Lessor) and Waldo Corporation, as Trustee of Three Biotech

Realty Trust (as Ground Lessee) to Teachers Insurance and Annuity Association of America for $14,360,000.00 dated December 20, 1995 and recorded with the Registry in Book 17557, Page 387, with a outstanding balance of $11,297,144.47, which the Grantee hereby assumes and agrees to pay.

     See deed to Waldo Corporation, as Trustee of Three Biotech Realty Trust, from Massachusetts Biomedical Research Initiatives, Inc. dated January 6, 1999, and recorded herewith.

PARCEL II

Parcel of land in The Commonwealth of Massachusetts, County of Worcester, City of Worcester on the westerly side of Innovation Drive owned by Worcester Business Development Corporation and shown as Parcel 4 on a plan by Cullinan Engineering Co., Inc. titled 'Plan of Property -- Worcester, Mass." and dated July 6, 1998 and recorded with the Worcester District Registry of Deeds in Plan Book 736, Page 54 ("Parcel II Plan") and bounded and described as follows:

BEGINNING at a point of tangency on the westerly sideline of Innovation Drive at the most northerly corner of the parcel to be described; said point being N
64 DEG. 42' 20" W and 2.00 feet from a Worcester Highway Bound;

THENCE along the westerly sideline of Innovation Drive the following three (3) courses:

S 25 DEG. 17' 40" W, a distance of 212.23 feet to a point of curvature;

In a southerly direction by a curve to the left, having a radius of 500.00 feet, an are distance of 402.55 feet to a point of tangency;

AND S. 20 DEG. 50' 05" E., a distance of 3.29 feet to a point at land now or formerly of BASF Bioresearch Corp:;

THENCE N. 30 DEG. 42' 12" W along land now or formerly of BASF Bioresearch Corp., a distance of 375.30 feet to a point at other land now or formerly of Worcester Business Development Corporation;

THENCE N. 48 DEG. 20' 06" E. along land now or formerly of Worcester Business Development Corporation, a distance of 396.74 feet to the Point of Beginning;

CONTAINING 1.0508 acres, more or less according to the Parcel II Plan.

Also including the fee interest in that portion of Innovation Drive abutting the above-described Parcel II, to the center line of Innovation Drive.

The premises are conveyed subject to and together with the following rights, easements, benefits and appurtenances:

     1. Easements in common with others to use, for all public way purposes, Research Drive (shown as "RE-i"), Innovation Drive (shown as "RE-2") and Roadway Easement 3 (shown as "RE-3") on the Amended Subdivision Plan.

     2. An easement in common with others to use, for all public way purposes, Easement Areas "A" and "B" which are described in the deed from the The Commonwealth of Massachusetts, acting by and through its Division of Capital Planning and Operations, to WBDC dated June 13, 1984 and recorded at the Registry in Book 8233, Page 106.

     3. An easement in common with others to use for all public way purposes, Easement "C", as shown on the Amended Subdivision Plan.

     4. Rights in common with others to use for their intended purposes those Utility Easements which service the Premises shown on the Amended Subdivision Plan.

     5. Restrictions and other provisions of a deed from The Commonwealth of Massachusetts to Worcester Business Development Corporation dated June 13, 1984 and recorded with the Registry in Book 8233, Page 106.

     6. Rights of the City of Worcester under a deed of easements from Worcester Business Development Corporation dated April 30, 1990 and recorded with the Registry in Book 12860, Page 123.

     7. Provisions of a Declaration of Protective Covenants, Conditions and Restrictions by Worcester Business Development Corporation dated June 26, 1990 and recorded with the Registry in Book 12860, Page 145.

     8. Rights of others in "Proposed UE-19" shown on plan recorded with the Registry in Plan Book 633, Plan 78.

     9. Order of Taking from Worcester Business Development Corporation by the City of Worcester for Innovation Drive recorded with the Registry in Book 15379, Page 215.

     See deed to Waldo Corporation, as Trustee of Three Biotech Realty Trust, from Worcester Business Development Corporation dated January 15, 1999 and recorded herewith.

     The premises conveyed hereby are not all, or substantially all, of the property of Waldo Corporation, as Trustee of Three Biotech Realty Trust, and Worcester Business Development Corporation in The Commonwealth of Massachusetts.

     [THIS SPACE INTENTIONALLY LEFT BLANK]

                               EXHIBIT C TO LEASE
                                [LANDLORD BUILD]

                                   WORK LETTER

     THIS WORK LETTER dated Feb. 24, 2000 (this "Work Letter") is made and entered into by and between ARE-ONE INNOVATION DRIVE, LLC, a Delaware limited liability company ("Landlord"), and t.BREEDERS, INC., a Delaware Corporation ("Tenant"), and is attached to and made a part of the Lease dated Feb. 24, 2000 (the "Lease"), by and between Landlord and Tenant. Any initially capitalized terms used but not defined herein shall have the meanings given them, in the Lease.

     1. GENERAL REQUIREMENTS

     (a) TENANT'S AUTHORIZED REPRESENTATIVE. Tenant designates Mr. Morey Kraus ("TENANT'S Representative") as the only person authorized to act for Tenant pursuant to this Work Letter. Landlord shall not be obligated to respond to or act upon any request, approval, inquiry or other communication ("COMMUNICATION") from or on behalf of Tenant in connection with this Work Letter unless such Communication is in writing from Tenant's Representative. Tenant may change Tenant's Representatives at any time upon not less than 5 business days advance written notice to Landlord. No period set forth herein for any approval of any matter by Tenant's Representative shall be extended by reason of any change in Tenant's Representative. Neither Tenant nor Tenant's Representative shall be authorized to direct Landlord's contractors in the performance of Landlord's Work (as hereinafter defined).

     (b) LANDLORD'S AUTHORIZED REPRESENTATIVE. Landlord designates Mr. Tom Andrews and Mr. Albert Cleef (either such individual acting alone, "Landlord's Representative") as the only persons authorized to act for Landlord pursuant to this Work Letter. Tenant shall not be obligated to respond to or act upon any request, approval, inquiry or other Communication from or on behalf of Landlord in connection with this Work Letter unless such Communication is in writing from Landlord's Representative. Landlord may change Landlord's Representatives at any time upon not less than 5 business days advance written notice to Tenant. No period set forth herein for any approval of any matter by Landlord's Representative shall be extended by reason of any change in Landlord's Representative. Landlord's Representative shall be the sole persons authorized to direct Landlord's contractors in the performance of Landlord's Work.

     (c) DEVELOPMENT SCHEDULE. The schedule for design and development of the Tenant Improvements (as defined below), including without limitation the time periods for delivery of construction documents and performance, shall be in accordance with the Development Schedule attached hereto as Schedule A, subject to adjustment as mutually agreed by the parties in writing or as provided in this Work Letter (the "DEVELOPMENT SCHEDULE").

     (d) ARCHITECTS, CONSULTANTS AND CONTRACTORS. Landlord and Tenant hereby acknowledge and agree that the architect for the Tenant Improvements shall be Arch Design, Inc. (the "TI ARCHITECT"), and the general contractor shall be Richmond Group, Inc., and any subcontractors for the Tenant Improvements shall be selected by Landlord, subject to Tenant's approval, which approval shall not be unreasonably withheld, conditioned or delayed.

     2. TENANT IMPROVEMENTS.

     (a) TENANT IMPROVEMENTS DEFINED. As used herein, "Tenant Improvements" shall mean all improvements to the Project desired by Tenant of a fixed and permanent nature as depicted on the TI Construction Drawings (defined below). Other than the Tenant Improvements and recarpeting and repainting of offices as shown on the plan attached hereto as Schedule B, Landlord shall not have any obligation whatsoever with respect to the finishing of the Premises for Tenant's use and occupancy.

     (b) TENANT'S SPACE PLANS. Landlord and Tenant acknowledge and agree that the TI Architect schematic drawings and outline specifications (the "TI Design Drawings") detailing Tenant's requirements for the Tenant Improvements have all already been submitted by Tenant and approved by Landlord.

     (c) WORKING DRAWINGS. Not later than ten (10) business days following execution of the Lease, Landlord shall cause the Tl Architect to prepare and deliver to Tenant for review and comment construction plans, specifications and drawings for the Tenant Improvements ("TI Construction Drawings"), which TI Construction Drawings shall be prepared substantially in accordance with the preliminary plans and specifications for development of the Tenant Improvements (the "Preliminary TI Plans") which Tenant acknowledges having already reviewed and approved. Tenant shall be solely responsible for ensuring that the TI Construction Drawings reflect Tenant's requirements for the Tenant Improvements. Tenant shall deliver its written comments on the TI Construction Drawings to Landlord not later than five (5 business days after Tenant's receipt of the same; provided, however, that Tenant may not disapprove any matter that is consistent with the Preliminary TI Plans without submitting a Change Request. Landlord and the TI Architect shall consider all such comments in good faith and shall, within five (5) business days after receipt, notify Tenant how Landlord proposes to respond to such comments, but Tenant's review rights pursuant to the foregoing sentence shall not delay the design or construction schedule for the Tenant Improvements. Any disputes in connection with such comments shall be resolved in accordance with Section 2(d) hereof. Provided that the design reflected in the TI Construction Drawings is consistent with the Preliminary TI Plans approved by Tenant, Tenant shall approve the TI Construction Drawings submitted by Landlord, unless Tenant submits a Change Request. Once approved by Tenant, subject to the provisions of Section 2(d) below, Landlord shall not materially modify the TI Construction Drawings except as may be reasonably required in connection with the issuance of the TI Permit.

     (d) APPROVAL AND COMPLETION. Upon any dispute regarding the design of the Tenant Improvements, which is not settled within five (5) business days after notice of such dispute is delivered by one party to the other, Tenant shall make the final decision regarding the design of the Tenant Improvements, provided Tenant acts reasonably and such final decision is either consistent with or a compromise between Landlord's and Tenant's positions with respect to such dispute, provided further that all costs and expenses resulting from any such decision by Tenant shall be payable out of the TI Fund, as defined in Section 5(d) below. Any changes to the Tl Construction Drawings following Landlord's and Tenant's approval of same requested by Tenant shall be processed as provided in
Section 4 hereof.

     3. PERFORMANCE OF LANDLORD'S WORK.

     (a) DEFINITION OF LANDLORD'S WORK. As used herein, "Landlord's Work" shall mean the work of constructing the Tenant Improvements.

     (b) COMMENCEMENT AND PERMITTING OF LANDLORD'S WORK. Landlord shall commence construction of the Tenant Improvements upon obtaining a building permit (the "TI Permit") authorizing the construction of the Tenant Improvements consistent with the TI Construction Drawings approved by Tenant. The cost of obtaining the TI Permit shall be payable from the TI Fund. Tenant shall assist Landlord in obtaining the TI Permit. If any Governmental Authority having jurisdiction over the construction of Landlord's Work or any portion thereof shall impose terms or conditions upon the construction thereof which: (i) are inconsistent with Landlord's obligations hereunder, (ii) increase the cost of constructing Landlord's Work, or (iii) will materially delay the construction of Landlord's Work, Landlord and Tenant shall reasonably and in good faith seek means by which to mitigate or eliminate any such adverse terms and conditions.

     (c) COMPLETION OF LANDLORD'S WORK. Landlord shall substantially complete or cause to be substantially completed Landlord's Work in a good and workmanlike manner using materials reasonably acceptable to the TI Architect, in accordance with the TI Permit subject to Minor Variations and normal "punch list" items of a non-material nature which do not interfere with the use of the Premises ("Substantial Completion"). Upon the Substantial Completion of Landlord's Work, Landlord shall require the TI Architect and the general contractor to execute and deliver, for the benefit of Tenant and Landlord, a Certificate of Substantial Completion in the form of the American Institute of Architects document G704. For purposes of this Work Letter, "Minor Variations" shall mean any modifications reasonably required: (i) to comply with all applicable Legal Requirements and for to obtain or to comply with any required permit (including the TI Permit); (ii) to comply with any request by the Tenant for modifications to Landlord's Work; (iii) to comport with good design, engineering, and construction practices which are not material; or (iv) to make reasonable adjustments for field deviations or conditions encountered during the construction of Landlord's Work.

     (d) SELECTION OF MATERIALS, ETC. Where more than one type of material or structure is indicated on the Tl Construction Drawings approved by Landlord and Tenant, the option will be within Landlord's sole discretion. As to all building materials and equipment which Landlord is obligated to supply under this Work Letter, Landlord shall select the manufacturer thereof in its sole discretion.

     (e) ACCEPTANCE OF LANDLORD'S WORK. When Landlord's Work is Substantially Complete, subject to the remaining terms and provisions of this Section 3(e), Tenant shall accept such work. Tenant's acceptance of Landlord's Work shall not constitute a waiver of: (i) any warranty with respect to workmanship (including installation of equipment) or material (exclusive of equipment provided directly by manufacturers) (ii) any non-compliance of Landlord's Work with Code, or (iii) any claim that Landlord's Work was not completed substantially in accordance with the TI Construction Drawings (subject to Minor Variations and such other changes as are permitted hereunder) (collectively, a "Construction

Defect"). Tenant shall have one (1) year after Substantial Completion within which to notify Landlord of any such Construction Defect discovered by Tenant, and Landlord shall use reasonable efforts to remedy or cause the responsible contractor to remedy any such Construction Defect within thirty (30) days thereafter. Notwithstanding the foregoing, Landlord shall not be in default under the Lease if the applicable contractor, despite Landlord's reasonable efforts, fails to remedy such Construction Defect within such thirty (30) day period, in which case Landlord shall have no further obligation with respect to such Construction Defect other than to cooperate, at no cost to Landlord, with Tenant should Tenant elect to pursue a claim against such contractor, provided that Tenant indemnifies and holds Landlord harmless from and against any liability, loss, cost damage or expense in connection with any such claim.

     Upon written request from Tenant, Landlord agrees, at no cost to Landlord and subject to the indemnity and hold harmless in the preceding sentence, to execute such documents as may be reasonably requested by Tenant in order that Tenant may pursue a claim directly or, if Landlord consents, in Landlord's name against the responsible contractor in connection with a Construction Defect. Tenant shall be entitled to receive the benefit of all construction warranties and manufacturer's equipment warranties relating to equipment installed in the Premises. If requested by Tenant, Landlord shall attempt to obtain extended warranties from manufacturers and suppliers of such equipment, but the cost of any such extended warranties shall be borne solely out of the TI Fund. Landlord shall diligently pursue any claims arising out of latent defects in the Building. Landlord shall promptly undertake and complete, or cause to be completed, all punch list items.

     (f) RENT INCREASE DATE. The Rent Increase Date shall occur when Landlord's Work has been Substantially Completed, except to the extent that completion of Landlord's Work shall have been actually delayed by any one or more of the following causes (a "Tenant Delay"):

         (i) Tenant's Representative was not available to give or receive any Communication or to take any other action required to be taken by Tenant hereunder;

         (ii) Tenants request for Change Requests whether or not any such Change Requests are actually performed;

         (iii) Construction of any Change Requests;

         (iv) Tenant's request for materials, finishes or installations requiring unusually long lead times;

         (v) Tenant's delay in reviewing, revising or approving plans and specifications beyond the periods set forth herein;

         (vi) Tenant's delay in providing information critical to the normal progression of the Project. Tenant shall provide such information as soon as reasonably possible, but in no event longer than one week after receipt of any request for such information from Landlord;

         (vii) Tenant's delay in making payments to Landlord for Excess TI Costs; or

         (viii) Any other act or omission by Tenant, its agents, contractors or persons employed by any of such persons.

         If the Rent Increase Date is delayed for any of the foregoing reasons, then Landlord shall cause the TI Architect to certify the date on which the Tenant Improvements would have been completed but for such Tenant Delay and such certified date shall be the Rent Increase Date under the Lease.

     4. CHANGES. Any changes requested by Tenant to the Tenant Improvements after the delivery and approval by Landlord of the TI Design Drawings, shall be requested and instituted in accordance with the provisions of this Section 4 and shall be subject to the written approval of Landlord and the TI Architect, such approval not to be unreasonably withheld, conditioned or delayed.

     (a) TENANT'S RIGHT TO REQUEST CHANGES. If Tenant shall request changes to Landlord's Work ("CHANGES"), Tenant shall request such Changes by notifying Landlord in writing in substantially the same form as the AlA standard change order form (a "Change Major Construction - Landlord Build, One Innovation Drive/t.Breeders, Inc. Page 5 Request"), which Change Request shall detail the nature and extent of any such Change. Such Change Request must be signed by Tenant's Representative. Landlord shall, before proceeding with any Change, use its best efforts to respond to Tenant as soon as is reasonably possible with an estimate of: (i) the time it will take, and (ii) the architectural and engineering fees and costs which will be incurred, to analyze such Change Request (which costs shall be paid from the TI Fund to the extent actually incurred, whether or not such change is implemented). Landlord shall thereafter submit to Tenant in writing, within five (5)) business days of receipt of the Change Request (or such longer period of time as is reasonably required depending on the extent of the Change Request), an analysis of the additional cost or savings involved, including, without limitation architectural and engineering costs and the period of time, if any, that the Change will extend the date on which Landlord's Work will be Substantially Complete. Any such delay in the completion of Landlord's Work caused by a Change, including any suspension of Landlord's Work while any such Change is being evaluated and/or designed, shall be a Tenant Delay.

     (b) IMPLEMENTATION OF CHANGES. If Tenant: (i) approves in writing the cost or savings and the estimated extension in the time for completion of Landlord's Work, if any, and (ii) deposits with Landlord any Excess TI Costs (as defined below) required in connection with such Change, Landlord shall cause the approved Change to be instituted. Notwithstanding any approval or disapproval by Tenant of any estimate of the delay caused by such proposed Change, the TI Architect's determination of the Tenant Delay in connection with such Change shall be final and binding on Landlord and Tenant.

     5. COSTS.

     (a) BUDGET FOR TENANT IMPROVEMENTS. Before the commencement of construction of the Tenant Improvements, Landlord shall obtain a detailed breakdown, by trade, of the costs incurred or which will be incurred, in connection with the design and construction of Tenant's Work (the "Budget"). The Budget shall be based upon the TI Construction Drawings approved by Tenant and shall include a payment to Landlord, of administrative rent equal ("Administrative

Rent") to 5% of the TI Costs (as hereinafter defined) for monitoring and inspecting the construction of Tenant's Work, which sum shall be payable from the TI Fund. Such Administrative Rent shall include, without limitation, all out-of-pocket costs, expenses and fees incurred by or on behalf of Landlord arising from, out of, or in connection with, such monitoring of the construction of the Tenant's Improvements, and shall be payable out of the TI Fund. If the Budget is greater than the TI Allowance, Tenant shall deposit with Landlord the difference, in cash, prior to the commencement of construction of the Tenant Improvements, for disbursement by Landlord as described in Section 5(d).

     (b) TI ALLOWANCE. Landlord shall provide to Tenant a tenant improvement allowance ("TI Allowance") of $400,000. The TI Allowance shall be disbursed in accordance with this Work Letter.

     (c) COSTS INCLUDABLE IN TI FUND. The TI Fund shall be used solely for the payment of design and construction costs in connection with the construction of the Tenant Improvements, including, without limitation, the cost of preparing the Tl Design Drawings, the Preliminary TI Plans, and the TI Construction Drawings, all costs set forth in the Budget, including Landlord's Administrative Rent, costs resulting from Tenant Delays and the cost of Changes (collectively, "TI Costs"). Notwithstanding anything to the contrary contained herein, the TI Fund shall not be used to purchase any furniture, personal property or other non-building system materials or equipment, including, but not be limited to, biological safety cabinets and other scientific equipment not incorporated into the Improvements.

     (d) EXCESS TI COSTS. It is understood and agreed that Landlord is under no obligation to bear any portion of the cost of any of the Tenant Improvements except to the extent of the TI Allowance. If at any time and from time-to-time, the remaining TI Costs under the Budget exceed the remaining unexpended TI Allowance, Tenant shall deposit with Landlord, as a condition--precedent to Landlord's obligation to complete the Tenant Improvements, 100% of the then current TI Cost in excess of the remaining TI Allowance ("Excess TI Costs"). If Tenant fails to deposit, or is late in depositing, any Excess TI Costs amount with Landlord, Landlord shall have all of the rights and remedies set forth in the Lease for nonpayment of Rent (including, but not limited to, the right to interest at the Default Rate and the right to assess a late charge), and for purposes of any litigation instituted with regard to such amounts the, same will be considered Rent, Such deposit of Excess TI Costs, together with the remaining 11 Allowance, is herein referred to as the "Tl Fund". Funds so deposited by Tenant shall be the first thereafter disbursed to pay TI Costs. Notwithstanding anything to the contrary set forth in this Section 5(d), Tenant shall be fully and solely liable for TI Costs and the cost of Minor Variations in excess of the TI Allowance. If upon Substantial Completion of the Tenant Improvements and the payment of all sums due in connection therewith there remains any undisbursed Ti Fund, Tenant shall be entitled to such undisbursed TI Fund solely to the extent of any Excess TI Costs deposit Tenant has actually made with Landlord.

     6. TENANT ACCESS. Entry by Tenant into the Premises shall comply with all established safety practices of Landlord's contractor and Landlord until completion of Landlord's Work and acceptance thereof by Tenant. Neither Tenant nor its employees, consultants, agents, contractors, and suppliers shall interfere with the performance of Landlord's Work, nor with any inspections or issuance of final approvals by the City of Worcester, and upon any such interference, Landlord shall have the right to exclude Tenant and Tenant's employees, consultants, contractors and agents from the Premises and the Building until Substantial Completion of Landlord's Work. Tenant shall indemnify and hold Landlord harmless from any loss of or damage to Tenant property, completed work, fixtures, equipment, materials or merchandise, and from liability for death of, or injury to, any person, caused by the willful misconduct or negligence of Tenant or its agents.

     7. NOTIFICATION OF DELAYS. Not less than once each calendar month from the date of this Work Letter through the Term Commencement Date, Landlord shall deliver to Tenant written notification of the number of days during the immediately preceding calendar month Landlord's performance under this Work Letter or the Lease was delayed as a result of Tenant Delays or delays arising by reason of any Force Majeure as defined in Section 34 of the Lease (a "Force Majeure Delay"), which written notification shall also include a description of the nature of such Tenant Delay or Force Majeure Delay.

     8. MISCELLANEOUS.

     (a) CONSENTS. Whenever consent or approval of either party is required under this Work Letter, that party shall not unreasonably withhold, condition or delay such consent or approval, except as may be expressly set forth herein to the contrary.

     (b) MODIFICATION. No modification, waiver or amendment of this Work Agreement or of any of its conditions or provisions shall be binding upon Landlord or Tenant unless in writing signed by Landlord and Tenant.

     (c) COUNTERPARTS. This Work Letter may be executed in any number of counterparts but all counterparts taken together shall constitute a single document.

     (d) GOVERNING LAW. This Work Letter shall be governed by, construed and enforced in accordance with the internal laws of the state in which the Premises are located, without regard to choice of law principles of such State.

     (e) TIME OF THE ESSENCE. Time is of the essence of this Work Agreement and of each and all provisions thereof.

     (f) DEFAULT. Notwithstanding anything set forth herein or in the Lease to the contrary, Landlord shall not have any obligation to perform any work hereunder or to fund any portion of the TI Fund during any period Tenant is in Default under the Lease.

     (g) SEVERABILITY. If any term or provision of this Work Letter is declared invalid or unenforceable, the remainder of this Work Letter shall not be affected by such determination and shall continue to be valid and enforceable.

     (h) MERGER. All understandings and agreements, oral or written, heretofore made between the parties hereto and relating to Landlord's Work are merged in this Work Letter, which alone (but inclusive of provisions of the Lease incorporated herein and the final approved constructions drawings and specifications prepared pursuant hereto) fully and completely expresses the agreement between Landlord and Tenant with regard to the matters set forth in this Work Letter.

     (i) ENTIRE AGREEMENT. This Work Letter is made as a part of and pursuant to the Lease and, together with the Lease, constitutes the entire agreement of the parties with respect to the subject matter hereof. This Work Letter is subject to all of the terms and limitation set forth in the Lease, and neither party shall have any rights or remedies under this Work Letter separate and apart from their respective remedies pursuant to the Lease.

     IN WITNESS WHEREOF, Landlord and Tenant have executed this Work Letter to be effective on the date first above written.

                                    TENANT:

                                    t.BREEDERS, INC.,
                                    a Delaware corporation

                                    By: Signature on File
                                        -------------------------------------
                                    Its: President
                                        -------------------------------------

                                    LANDLORD:

                                    ARE-ONE INNOVATION DRIVE, LLC,
                                    a Delaware limited liability company

                                    By:  AREE-Holdings, L.P., a Delaware limited
                                         partnership, its managing member

                                    By:  ARE-GP Holdings QRS Corp., a
                                         Delaware corporation, its general
                                         partner

                                    By: /s/ Lynne Anne Shapiro
                                        -------------------------------------
                                    Its: General Counsel
                                        -------------------------------------

                            SCHEDULE A TO WORK LETTER

                              DEVELOPMENT SCHEDULE

         EVENT                                                  DATE
                                                                2/24/00
         Execution of lease

         Naming of Tenant's Representatives                     completed

         Delivery of TI Construction Drawings                   completed

         Commence construction of Tenant Improvements           within 5 days after
                                                                Commencement Date

         Substantial Completion of Tenant Improvements          within 90 days after
                                                                Commencement Date

                            SCHEDULE B TO WORK LETTER

                            Exhibit A to Work Letter

                                 tBreeders, Inc.

                        List of TI Construction Drawings

AO       Cover Sheet                 Archdesign, Inc.           #6 Issued for Permit       12-21-99

Dl       Demolition Floor Plan       Archdesign, Inc.           #6 Issued for Permit       12-21-99

Al       First Floor Plan            Archdesign, Inc.           #6 Issued for Permit       12-21-99

A2       Reflected Ceiling Plan      Archdesign, Inc.           #6 Issued for Permit       12-21-99

A3       Schedules                   Archdesign, Inc.           #6 Issued for Permit       12-21-99

FP1      Fire Protection Plan        Noremac Sprinkler          #1 Permit Drawings         12-20-99

P-1      First Floor Plan            NSMC                       #1 Issued for Permit       12-15-99

M1       First Floor HVAC Plan       Environmental Systems      #2 Permit Issue            12-20-99

M2       Plans & Schedules           Environmental Systems      #2 Permit Issue            12-20-99

El       First Floor Lighting        Shepard Engineering        #5 Design Development      12-06-99

                               EXHIBIT D TO LEASE

                       ACKNOWLEDGMENT OF COMMENCEMENT DATE

     This ACKNOWLEDGMENT OF COMMENCEMENT DATE is made this ____ day of __________, between ARE-ONE INNOVATION DRIVE, LLC, a Delaware limited liability company ("Landlord"), and t.BREEDERS, INC., a Delaware corporation ("TENANT"), and is attached to and made a part of the Lease dated ___________, (the "LEASE"), by and between Landlord and Tenant. Any initially capitalized terms used but not defined herein shall have the meanings given them in the Lease.

     Landlord and Tenant hereby acknowledge and agree, for all purposes of the Lease, that the Commencement Date of the Base Term of the Lease is ______________, and the termination date of the Base Term of the Lease shall be midnight on ____________, ______

     IN WITNESS WHEREOF, Landlord and Tenant have executed this ACKNOWLEDGMENT OF COMMENCEMENT DATE to be effective on the date first above written.

                                     TENANT:

                                     t. BREEDERS, INC.,
                                     a Delaware corporation

                                     By:
                                        ---------------------------------------
                                     Its:
                                         --------------------------------------

                                     LANDLORD:

                                     ARE-ONE INNOVATION DRIVE, LLC,
                                     a Delaware limited liability company

                                     By: AREE-Holdings, L.P.,
                                         a Delaware limited partnership,
                                         its managing member

                                     By: ARE-GP Holdings QRS Corp.,
                                         a Delaware corporation, its general
                                         partner

                                         By:
                                            --------------------
                                         Its:
                                             -------------------

                               EXHIBIT E TO LEASE

                              RULES AND REGULATIONS

     1. The sidewalk, entries, and driveways of the Project shall not be obstructed by Tenant, or its agents, or used by them for any purpose other than ingress and egress to and from the Premises.

     2. Tenant shall not place any objects, including antennas, outdoor furniture, etc., in the parking areas, landscaped areas or other areas outside of its Premises, or on the roof of the Project.

     3. Except for seeing-eye dogs, no animals shall be allowed in the offices, halls, or corridors in the Project.

     4. Tenant shall not disturb the occupants of the Project or adjoining buildings by the use of any radio or musical instrument or by the making of loud or improper noises.

     5. If Tenant desires telegraphic, telephonic or other electric connections in the Premises, Landlord or its agent will direct the electrician as to where and how the wires may be introduced; and, without such direction, no boring or cutting of wires will be permitted. Any such installation or connection shall be made at Tenant's expense.

     6. Tenant shall not install or operate any steam or gas engine or boiler, or other mechanical apparatus in the Premises, except as specifically approved in the Lease. The use of oil, gas or inflammable liquids for heating, lighting or any other purpose is expressly prohibited. Explosives or other articles deemed extra hazardous shall not be brought into the Project.

     7. Parking any type of recreational vehicles is specifically prohibited on or about the Project. Except for the overnight parking of operative vehicles, no vehicle of any type shall be stored in the parking areas at any time. In the event that a vehicle is disabled, it shall be removed within 48 hours. There shall be no "For Sale" or other advertising signs on or about any parked vehicle. All vehicles shall be parked in the designated parking areas in conformity with all signs and other markings. All parking will be open parking, and no reserved parking, numbering or lettering of individual spaces will be permitted except as specified by Landlord.

     8. Tenant shall maintain the Premises free from rodents, insects and other pests.

     9. Landlord reserves the right to exclude or expel from the Project any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs or who shall in any manner do any act in violation of the Rules and Regulations of the Project.

     10. Tenant shall not cause any unnecessary labor by reason of Tenant's carelessness or indifference in the preservation of good order and cleanliness. Landlord shall not be responsible to Tenant for any loss of property on the Premises, however occurring, or for any damage done to the effects of Tenant by the janitors or any other employee or person.

     11. Tenant shall give Landlord prompt notice of any defects in the water, lawn sprinkler, sewage, gas pipes, electrical lights and fixtures, heating apparatus, or any other service equipment affecting the Premises.

     12. Tenant shall not permit storage outside the Premises, including without limitation, outside storage of trucks and other vehicles, or dumping of waste or refuse or permit any harmful materials to be placed in any drainage system or sanitary system in or about the Premises.

     13. All moveable trash receptacles provided by the trash disposal firm for the Premises must be kept in the trash enclosure areas, if any, provided for that purpose.

     14. No auction, public or private, will be permitted on the Premises or the Project.

     15. No awnings shall be placed over the windows in the Premises except with the prior written consent of Landlord.

     16. The Premises shall not be used for lodging, sleeping or cooking or for any immoral or illegal purposes or for any purpose other than that specified in the Lease. No gaming devices shall be operated in the Premises.

     17. Tenant shall ascertain from Landlord the maximum amount of electrical current which can safely be used in the Premises, taking into account the capacity of the electrical wiring in the Project and the Premises and the needs of other tenants, and shall not use more than such safe capacity. Landlord's consent to the installation of electric equipment shall not relieve Tenant from the obligation not to use more electricity than such safe capacity.

     18. Tenant assumes full responsibility for protecting the Premises from theft, robbery and pilferage.

     19. Tenant shall not install or operate on the Premises any machinery or mechanical devices of a nature not directly related to Tenant's ordinary use of the Premises and shall keep all such machinery free of vibration, noise and air waves which may be transmitted beyond the Premises.

                               EXHIBIT F TO LEASE

                           TENANT'S PERSONAL PROPERTY

                                   [ATTACHED]

                                    Exhibit F

                       List of Tenant's Personal Property

All Office Desks, Chairs, File Cabinets, Bookcases
All demountable Office Partition Systems
All freestanding Shelving Units and Systems
All Office Equipment, Computers, Typewriters, Phones
All Cork Boards, Chalk Boards, Bulletin Boards
All Office Supplies
All Laboratory Supplies
All Benchtop and portable Laboratory Equipment
All Laboratory Refrigerators, Freezers, Incubators, Biological Safety Cabinets, Centrifuges, Balances, Ovens, Ice
Makers, and other laboratory equipment not integrally attached to the building or building systems.
All Autoclaves, Glassware Washers, Glassware Dryers
All freestanding, non-attached Storage Cabinets, File Cabinets, Shelving Units

                               EXHIBIT G TO LEASE

                              ESTOPPEL CERTIFICATE

     THIS TENANT ESTOPPEL CERTIFICATE ("CERTIFICATE"), dated as of _______, is executed by _________________ ("TENANT") in favor of [BUYER], a ________________________________ together with its nominees, designees and assigns (collectively, "Buyer"), and in favor of _____________, together with its nominees, designees and assigns (collectively, "LENDER").

                                    RECITALS

     A. Buyer and ___________ ("Landlord"), have entered into that certain Purchase and Sale Agreement and Joint Escrow Instructions, dated as of _________, 19_ (the "PURCHASE AGREEMENT"), whereby Buyer has agreed to purchase, among other things, the improved real property located in the City of _________, County of _________, State of _________ more particularly described on Exhibit A attached to the Purchase Agreement (the "PROPERTY").

     B. Tenant and Landlord have entered into that certain Lease Agreement, dated as of ___________ (together with all amendments, modifications, supplements, guarantees and restatements thereof, the "LEASE"), for a portion of the Property.

     C. Pursuant to the Lease, Tenant has agreed that upon the request of Landlord, Tenant would execute and deliver an estoppel certificate certifying the status of the Lease.

     D. In connection with the Purchase Agreement, Landlord has requested that Tenant execute this Certificate with an understanding that Lender will rely on the representations and agreements below in granting to Buyer a loan.

     NOW, THEREFORE, Tenant certifies, warrants, and represents to Buyer and Lender as follows:

     1. LEASE. Attached hereto as EXHIBIT B is a true, correct and complete copy of the Lease, including the following amendments, modifications, supplements, guarantees and restatements thereof, which together represent all of the amendments, modifications, supplements, guarantees and restatements thereof:

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(If none, please state "None.")

     2. PREMISES. Pursuant to the Lease, Tenant leases those certain premises (the "Premises") consisting of approximately _______________ rentable square feet within the Property, as more particularly described in the Lease. In addition, pursuant to the terms of the Lease, Tenant has the [non-exclusive] right to use (_____ parking spaces/the parking area] located on the Property during the term of the Lease. (Cross-out the preceding sentence or portions thereof if inapplicable.]

     3. FULL FORCE OF LEASE. The Lease has been duly authorized, executed and delivered by Tenant, is in full force and effect, has not been terminated, and constitutes a legally valid instrument, binding and enforceable against Tenant in accordance with its terms, subject only to applicable limitations imposed by laws relating to bankruptcy and creditor's rights.

     4. COMPLETE AGREEMENT. The Lease constitutes the complete agreement between Landlord and Tenant for the Premises and the Property, and except as modified by the Lease amendments noted above (if any), has not been modified, altered or amended.

     5. ACCEPTANCE OF PREMISES. Tenant has accepted possession and is currently occupying the Premises;

 6. LEASE TERM. The term of the Lease commenced on ____________ and ends on _______________ subject to the following options to extend:____________________
_______________________________________________________________________________
_____________________________
(If none, please state "None.")

     7. PURCHASE RIGHTS. Tenant has no option, right of first refusal, right of first offer, or other right to acquire or purchase all or any portion of the Premises or all or any portion of, or interest in, the Property, except as follows: ______________________________________________________________________
_______________________________________________________________________________
_____________________________
(If none, please state "None.")

     8. RIGHTS OF TENANT. Except as expressly stated in this Certificate,
Tenant:

          (a) has no right to renew or extend the term of the Lease;

          (b) has no option or other right to purchase all or any part of the Premises or all or any part of the Property;

          (c) has no right, title, or interest in the Premises, other than as Tenant under the Lease.

     9. RENT.

          (a) The obligation to pay rent under the Lease commenced on___________ The rent under the Lease is current, and Tenant is not in default in the performance of any of its obligations under the Lease.

          (b) Tenant is currently paying base rent under the Lease in the amount of $__________ per month. Tenant has not received and is not presently entitled to any abatement, refunds, rebates, concessions or forgiveness of rent or other charges, free rent, partial rent, or credits, offsets or reductions in rent, except as follows: ___________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
__________________________. (If none, please state "None.")

     (c) Tenant's estimated share of operating expenses, common area charges, insurance, real estate taxes and administrative and overhead expenses is % and is currently being paid at the rate of $__________ per month, payable to:
__________

     (d) There are no existing defenses or offsets against rent due or to become due under the terms of the Lease, and, to the best of Tenant's knowledge, there presently is no default or other wrongful act or omission by Landlord under the Lease or otherwise in connection with Tenant's occupancy of the Premises, nor is there a state of facts which with the passage of time or the giving of notice or both could ripen into a default on the part of Tenant, or to the best knowledge of Tenant, could ripen into a default on the part of Landlord under the Lease, except as follows:___________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
________________________.(If none, please state "None.")

     10. SECURITY DEPOSIT. The amount of Tenant's security deposit held by Landlord under the Lease is $___________________.

     11. PREPAID RENT. The amount of prepaid rent, separate from the security deposit, is ___________ covering the period from _______ to _______.

     12. INSURANCE. All insurance, if any, required to be maintained by Tenant under the Lease is presently in effect.

     13. PENDING ACTIONS. There is not pending or, to the knowledge of Tenant, threatened against or contemplated by the Tenant, any petition in bankruptcy, whether voluntary or otherwise, any assignment for the benefit of creditors, or any petition seeking reorganization or arrangement under the federal bankruptcy laws or those of any state.

     14. TENANT IMPROVEMENTS. As of the date of this Certificate, to the best of Tenant's knowledge, Landlord has performed all obligations required of Landlord pursuant to the Lease; no offsets, counterclaims, or defenses of Tenant under the Lease exist against Landlord; and, to the best of Tenant's knowledge, no events have occurred that, with the passage of time or the giving of notice, would constitute a basis for offsets, counterclaims, or defenses against Landlord, except as follows:__________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
________________________. (If none, please state "None.")

     15. ASSIGNMENTS BY LANDLORD. Tenant has received no notice of any assignment, hypothecation or pledge of the Lease or rentals under the Lease by Landlord. Tenant hereby consents to an assignment of the Lease and rents to be executed by Landlord to Buyer or Lender in connection with the Loan and acknowledges that said assignment does not violate the provisions of the Lease. Tenant acknowledges that the interest of the Landlord under the Lease is to be assigned to Buyer or Lender solely as security for the purposes specified in said assignment and Buyer or Lender shall have no duty, liability or obligation whatsoever under the Lease or any extension or renewal thereof, either by virtue of said assignment or by any subsequent receipt or collection of rents thereunder, unless Buyer or Lender shall specifically undertake such liability in writing. Tenant agrees that upon receipt of a written notice from Buyer or Lender of a default by Landlord under the Loan, Tenant will thereafter pay rent to Buyer or Lender in accordance with the terms of the Lease provided that Tenant will have the right to rely on such notice without independent inquiry as to its accuracy.

     16. ASSIGNMENTS BY TENANT. Tenant has not sublet or assigned the Premises or the Lease or any portion thereof to any sublessee or assignee. No one except Tenant and its employees will occupy the Premises. The address for notices to be
 .sent to Tenant is as set forth in the Lease.

     17. ENVIRONMENTAL MATTERS. The operation and use of the Premises does not involve the generation, treatment, storage, disposal or release into the environment of any hazardous materials, regulated materials and/or solid waste, except those used in the ordinary course of operating for the Permitted Use, as defined in the Lease, or otherwise used in accordance with all applicable laws.

     18. SUCCESSION OF INTEREST. Tenant agrees that, in the event Buyer or Lender succeeds to the interest of Landlord under the Lease:

               (a) Buyer or Lender shall not be liable for any act or omission of any prior landlord (including Landlord);

               (b) Buyer or Lender shall not be liable for the return of any security deposit;

               (c) Buyer or Lender shall not be bound by any rent or additional rent which Tenant might have prepaid under the Lease for more than the current month;

               (d) Buyer or Lender shall not be bound by any amendments or modifications of the Lease after the date hereof made without prior consent of Buyer or Lender;

               (e) Buyer or Lender shall not be subject to any offsets or defenses which Tenant might have against any prior landlord (including Landlord); or

               (f) Buyer or Lender shall not be liable under the Lease to Tenant for the performance of Landlord's obligations under the Lease beyond Buyer or Lender's interest in the Property.

     19. NOTICE OF DEFAULT. Tenant agrees to give Buyer and Lender a copy of any notice of default under the Lease served upon Landlord at the same time as such notice is given to Landlord. Tenant further agrees that if Landlord shall fail to cure such default within the applicable grace period, if any, provided in the Lease, then Buyer or Lender shall have an additional 60 days within which to cure such default, or if such default cannot be cured within such 60-day period, such 60-day period shall be extended so long as Buyer or Lender has commenced and is diligently pursuing the remedies necessary to cure such default (including, but not limited to, commencement of foreclosure proceedings, if necessary to effect such cure, in which event the Lease shall not be terminated while such remedies are being pursued.

     Tenant makes this Certificate with the knowledge that it will be relied upon by Buyer and Lender in agreeing to purchase the Property.

     Tenant has executed this Certificate as of the date first written above by the person named below, who is duly authorized to do so.

     TENANT:
                                         ---------------------------------------
                                         a
                                          -------------------------------------

                                         By:
                                             ----------------------------------
                                             Name:
                                                  -----------------------
                                             Its:
                                                 ---------------------------

                        EXHIBIT A TO ESTOPPEL CERTIFICATE

                                LEGAL DESCRIPTION

                        EXHIBIT B TO ESTOPPEL CERTIFICATE

                                  COPY OF LEASE

                               EXHIBIT H TO LEASE

                       SUBORDINATION, NON-DISTURBANCE AND
                              ATTORNMENT AGREEMENT

     THIS SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT is made and entered into as of _________, ___, _____ ("Agreement"), by and between ________________ a ________________ together with its nominees, designees and assigns (collectively, "Landlord"), ________________________, a _______________
("Tenant"), and __________________, a _____________("Mortgagee").

     WHEREAS, Mortgagee is making a loan to Landlord and others evidenced by a certain promissory note ("Note"), and secured by, among other things, a deed of trust/mortgage to be recorded prior hereto in the public records of the City of _________, County of __________, State of _______ ("Mortgage") constituting a lien upon the real property described in Exhibit A hereto (the "Real Property"); and

     WHEREAS, ____________________________ and Tenant have entered into a Lease Agreement dated as of ________________, _____ ("Lease"), for certain leased premises encompassing _____________________________________ located in
_____________, containing approximately _________________________ net square feet (hereinafter collectively referred to as "Premises"); and

     WHEREAS, subject to the provisions hereof, the Lease is subordinate to the Mortgage and to the right, title, and interests of Mortgagee thereto and thereunder; and

     WHEREAS, Mortgagee wishes to obtain from Tenant certain assurances that Tenant will attorn to Mortgagee in the event of a foreclosure by Mortgagee or the exercise of other rights under the Mortgage; and

     WHEREAS, Tenant wishes to obtain from Mortgagee certain assurances that Tenant's possession of the Premises will not, subject to the terms and conditions of this Agreement, be disturbed by reason of a foreclosure of the lien of the Mortgage on the Real Property; and

     WHEREAS, Tenant and Mortgagee are both willing to provide such assurances to each other upon and subject to the terms and conditions of this Agreement.

     NOW, THEREFORE, in consideration of the above, the mutual promises hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto mutually agree as follows:

     1. AFFIRMATION. Tenant hereby agrees that the Lease now is and shall be subject and subordinate in all respects to the Mortgage and to all renewals, modifications and extensions thereof until such time that the Mortgage is released, satisfied or otherwise discharged, subject to the terms and conditions of this Agreement. Landlord and Tenant hereby affirm that the Lease is in full force and effect and that the Lease has not been modified or amended. Mortgagee hereby confirms that it is the holder of the Note and the beneficiary of the Mortgage and has full power and authority to enter into this Agreement.

     2. ATTORNMENT AND NON-DISTURBANCE.

     (a) So long as Tenant is not in default under the Lease (beyond Tenant's receipt of notice from Landlord and any grace period granted Tenant under the Lease to cure such default) as would entitle the Landlord to terminate the Lease or would cause without any further action of the Landlord, the termination of the Lease or would entitle the Landlord to dispossess Tenant thereunder then Mortgagee agrees with Tenant that in the event the interest of Landlord shall be acquired by Mortgagee or in the event Mortgagee comes into possession of or acquires title to the Real Property by reason of foreclosure or foreclosure sale or the enforcement of the Mortgage or the Note or other obligation secured thereby or by a conveyance in lieu thereof, or as a result of any other means then:

          (i) Subject to the provisions of this Agreement, Tenant's occupancy and possession of the Premises and Tenant's rights and privileges under the Lease or any extensions, modifications or renewals thereof or substitutions therefor (in accordance with the Lease and the Mortgage) shall not be disturbed, diminished or interfered with by Mortgagee during the term of the Lease (or any extensions or renewals thereof provided for in the Lease);

          (ii) Mortgagee will not join Tenant as a party defendant in any action or proceeding for the purpose of terminating Tenant's interest and estate under the Lease because of any default under the Mortgage; and

          (iii) The Lease shall continue in full force and effect and shall not be terminated except in accordance with the terms of the Lease.

          (b) Tenant shall be bound to Mortgagee under all of the terms, covenants and conditions of the Lease for the balance of the term thereof remaining (and any extensions or renewals thereof which may be effected in accordance with any option contained in the Lease) with the same force and effect as if Mortgagee were the landlord under the Lease, and Tenant does hereby agree to attorn to Mortgagee as its landlord, said attornment to be effective and self-operative without the execution of any other instruments on the part of either party hereto immediately upon Mortgagee's succeeding to the interest of Landlord under the Lease. Upon request of Lender, Tenant shall execute and deliver to Lender an agreement reaffirming such attornment.

          (c) If the Mortgage is foreclosed and any party ("Purchaser") other than Mortgagee purchases the Premises and succeeds to the interest of Landlord under the Lease, Tenant shall likewise be bound to Purchaser and Tenant hereby covenants and agrees to attorn to Purchaser in accordance with all of the provisions of this Agreement; provided, however, that Purchaser shall have transmitted to Tenant a written document in recordable form, whereby Purchaser agrees to recognize Tenant as its lessee under the Lease and agrees to be directly bound to Tenant for the performance and observance of all the terms and conditions of the Lease required to be performed or observed by Landlord thereunder, subject to and in accordance with the terms of this Agreement.

          (d) Mortgagee agrees that if Mortgagee shall succeed to the interest of Landlord under the Lease as above provided, Mortgagee shall be bound to Tenant under all of the terms, covenants, and conditions of the Lease, and Tenant shall, from and after Mortgagee's succession to the interest of Landlord under the Lease, have the same remedies against Mortgagee that Tenant might have had under the Lease against Landlord if Mortgagee had not succeeded to the interest of Landlord; provided, however, that Mortgagee (and Purchaser, as the case may be) shall not be:

               (i) liable for any act or omission of any prior lessor (including Landlord) occurring prior to the date that Mortgagee or Purchaser acquired title to the Premises;

               (ii) subject to any offsets, counterclaims or defenses which Tenant might have against any prior lessor (including Landlord);

               (iii) bound by any previous payment of rent or additional rent for a period greater than 1 month unless such prepayment shall have been consented to in writing by Mortgagee;

               (iv) bound by any amendment or modification of the Lease made prior to the date Mortgagee or Purchaser succeeds to the interest of Landlord without Mortgagee's written consent;

               (v) liable to Tenant for any toss of business or any other indirect or consequential damages from whatever cause; provided, however, no inference shall be drawn from this clause (v) that Tenant would otherwise be entitled (or not entitled) to recover for loss of business or any other indirect or consequential damages; or

               (vi) liable for the return of any security deposit unless such deposit has been paid over to the Mortgagee.

     The foregoing shall not be construed to modify or limit any right Tenant may have at law or in equity against Landlord or any other prior owner of the Real Property.

     3. NOTICES. All notices required or permitted to be given pursuant to this Agreement shall be in writing and shall be sent postage prepaid, by certified mail, return receipt requested or other nationally utilized overnight delivery service. All notices shall be deemed delivered when received or refused. Rejection or other refusal to accept or inability to deliver because of changed address of which no notice has been given shall constitute receipt of the notice, demand or request sent. Any such notice if given to Tenant shall be addressed as follows:

                   ---------------------------------------------
                   ---------------------------------------------
                   ---------------------------------------------
                   ---------------------------------------------
                   ---------------------------------------------

     if given to Landlord shall be addressed as follows:

     c/o Alexandria Real Estate Equities, Inc.
     135 N. Los Robles Avenue
     Suite 250
     Pasadena, California 91101
     Attention: General Counsel

     if given to Mortgagee shall be addressed as follows:

                   ---------------------------------------------
                   ---------------------------------------------
                   ---------------------------------------------
                   ---------------------------------------------
                   ---------------------------------------------

     4. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. The words "foreclosure" and "foreclosure sale" as used herein shall be deemed to also include the acquisition of Landlord's estate in the Real Property by voluntary deed, assignment or other conveyance or transfer in lieu of foreclosure.

     5. MODIFICATIONS TO LEASE. Tenant shall not modify or amend the Lease or terminate the same without Mortgagee's prior written consent. If Mortgagee fails to provide Tenant with a written approval of the proposed modification, amendment or termination within 10 business days after notice to Mortgagee of such proposal, then Mortgagee shall be deemed to have rejected such proposal.

     6. ADDITIONAL AGREEMENTS. Tenant agrees that:

     (a) it shall give Mortgagee copies of all notices of default and requests for approval or consent by Landlord that Tenant gives to Landlord pursuant to the Lease in the same manner as they are given to Landlord and no such notice or other communication shall be deemed to be effective until a copy is given to Mortgagee;

     (b) whenever any consent or approval by Landlord is required to be obtained by Tenant or is requested by Tenant such consent or approval shall not be effective until it is also confirmed by or obtained from Mortgagee, provided that Mortgagee shall respond within 30 days after Mortgagee's receipt of Tenant's request and failure of Mortgagee to respond in such time period shall be deemed to be a denial of such consent or approval;

     (c) in all provisions of the Lease where Landlord is indemnified, the reference to Landlord as an indemnitee shall be deemed to include Mortgagee and any Purchaser and such agreement of indemnification shall survive the repayment of the loan secured by the Mortgage and, to the extent provided in the Lease, the expiration or termination of the Lease;

     (d) Tenant shall name Mortgagee and any Purchaser as additional insureds and loss payees, as applicable and appropriate, on all insurance policies required by the Lease;

     (e) this Agreement satisfies any condition or requirement in the Lease relating to the granting of a non-disturbance agreement by Mortgagee, and if there are inconsistencies between the terms and provisions of this Agreement and the terms and provisions of the Lease dealing with non-disturbance by Mortgagee, the terms and provisions hereof shall be controlling; and

     (f) Mortgagee shall have no liability under the Lease until Mortgagee succeeds to the rights of the Landlord under the Lease, and then only during such period as Mortgagee is the landlord. At all times during which Mortgagee is liable under the Lease, Mortgagee's liability shall be limited to Mortgagee's interest in the Real Property.

     7. MORTGAGEE CURE RIGHTS. If Landlord shall have failed to cure any default within the time period provided for in the Lease (including any applicable notice and grace periods) and Tenant exercises any right to terminate the Lease, Mortgagee, shall have an additional 30 days within which to cure to cure such default, or if such default cannot by the exercise of reasonable efforts by Mortgagee be cured within such period, then such additional time as may be reasonable necessary to effect such a cure (including, if necessary, sufficient time to complete foreclosure proceedings) provided that Mortgagee shall commence and thereafter diligently pursue remedies to cure such default. The Lease shall not be terminated (i) while such remedies are being diligently pursued or (ii) based upon a default which is personal to Landlord and therefore not susceptible to cure by Mortgagee or which requires possession of the Premises to cure. Mortgagee shall in no event be obligated to cure any such default by Landlord unless it forecloses. Nothing in this Section 7 shall affect any of Tenant's termination rights under the Lease due to casualty or condemnation.

     8. DIRECTION TO PAY. Landlord hereby directs Tenant and Tenant agrees to make all payments of amounts owed by Tenant under the Lease directly to Mortgagee from and after receipt by Tenant of written notice from Mortgagee directing Tenant to make such payments to Mortgagee. Tenant shall have the right to rely on any such notice from Mortgagee and Mortgagee hereby indemnifies and agrees to defend Tenant against any action by Landlord arising from Tenant's reliance on such notice. (As between Landlord and Mortgagee, the foregoing provision shall not be construed to modify any rights of Landlord under or any provisions of the Mortgage or any other instrument securing the Note).

     9. CONDITIONAL ASSIGNMENT. With reference to any assignment by Landlord of Landlord's interest in the Lease, or the rents payable thereunder, conditional in nature or otherwise, which assignment is made to Mortgagee, Tenant agrees that the execution thereof by Landlord, and the acceptance thereof by Mortgagee shall never be treated as an assumption by Mortgagee of any of the obligations of Landlord under the Lease unless and until Mortgagee shall have succeeded to the interest of Landlord. The foregoing sentence shall not affect any of Tenant's rights against Landlord under the Lease.

                           [SIGNATURES ON NEXT PAGE]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be properly executed by their duly authorized representatives as of the date first above written.

TENANT:
                                           ---------------------------------
                                           a--------------------------------

                                           By:
                                              ------------------------------
                                           Its:
                                               -----------------------------

LANDLORD:                                  [INSERT APPROPRIATE SIGNATURE BLOCK]

MORTGAGEE:
                                           ---------------------------------
                                           a--------------------------------

                                           By:
                                              ------------------------------
                                             Name:
                                                  --------------------------
                                             Its:
                                                 ---------------------------

                      EXHIBIT A TO SUBORDINATION AGREEMENT

                                Legal Description

                                   EXHIBIT A


Floor plan of one Innovation Drive, 1st Floor Premises of t.Breeders, 12,254 SF

                                   WORK LETTER

                                   SCHEDULE B

Floor plan of one Innovation Dr., 1st Floor, Premises of t.Breeders, Inc.

                            FIRST AMENDMENT TO LEASE

     This First Amendment to Lease ("First Amendment") is made as of May 31, 2001, by and between ARE-ONE INNOVATION DRIVE, LLC, a Delaware limited liability company ("Landlord"), and VIACELL, INC., a Delaware corporation ("TENANT")

                                    RECITALS

     A. Landlord is the landlord and Tenant is the tenant under a Lease dated as of February 24, 2000 (the "Lease"), between Landlord and Tenant's predecessor by name change t.Breeders, Inc., under which Tenant leases approximately 12,254 rentable square feet of space in the building commonly known as One Innovation Drive, Worcester, Massachusetts. Capitalized terms used herein without definition shall have the meanings defined for such terms in the Lease.

     B. Landlord and Tenant desire to amend the Lease to expand the Premises [illegible] demised thereunder to consist of current [illegible] space and adding approximately 4,947 rentable square feet to the Premises demised under the Lease in three locations as follows:

          (a) approximately 1,578 rentable square feet located on the 4th floor of the Building, as depicted on EXHIBIT A1 attached hereto and incorporated herein by this reference ("EXPANSION SPACE ONE");

          (b) approximately 2,263 rentable square feet located on the 4th floor of the Building, as depicted on EXHIBIT A2 attached hereto and incorporated herein by this reference ("EXPANSION SPACE TWO"); and

          (c) approximately 1,106 rentable square feet located on the 1st floor of the Building, as depicted on EXHIBIT A3 attached hereto and incorporated herein by this reference ("Expansion Space Three");

(collectively, the "EXPANSION SPACE").

     C. Landlord and Tenant desire to amend the Lease to, among other things, add the Expansion Space to the Premises demised under the Lease and to provide for the improvement of such space.

                                    AGREEMENT

     Now, therefore, the parties hereto agree that the Lease is hereby amended as follows:

1. THE PREMISES. Effective as June 1, 2001, the Premises demised under the Lease shall include Expansion Space One (consisting for all purposes of the Lease of 1,578 rentable square feet). The monthly Base Rent payable for the month of June 2001 shall be increased by $3,090.25 to $21,726.55 and Tenant's Share of Operating Expenses during such month shall be 12.01%. Effective as July 1, 2001, the Premises demised under the Lease shall include Expansion Space Two (consisting for all purposes of the Lease of 2,263 rentable square feet) and Expansion Space Three (consisting for all purposes of the Lease of 1,106 rentable square feet). From and after July 1, 2001 the monthly Base Rent payable under the Lease shall be increased by $6,597.63 per month to $28,324.18 per month and Tenant's Share of Operating Expenses shall be 14.93%. Such Base Rent shall thereafter be subject to adjustment when and as described in Section 4(b) of the Lease.

2. TERM: ACCEPTANCE OF PREMISES. The term of the lease of the Expansion Space (the "TERM") shall commence as described in Section 1 above, shall be year to year and shall be automatically renewed unless either Landlord or Tenant gives notice on or before December 31 of any year of its election not to renew, in which event the lease of the Expansion Space shall terminated on April 30 of the following year (approximately 4 months later); provided, however that in all events the lease of the Expansion Space shall terminate when the Term of the Lease terminated. Tenant shall accept the Expansion Space in its condition as of the date of delivery of such Expansion Space to Tenant, subject to all applicable Legal Requirements. Upon such delivery, Landlord shall have no obligation for any defects in the Expansion Space. Tenant's taking possession of each increment of the Expansion Space shall be conclusive evidence that Tenant accepts such portion of the Expansion Space and that such portion of the Expansion Space was in good condition at the time possession was taken.

3. SECURITY DEPOSIT. Upon delivery to Landlord of a copy of this First Amendment executed by Tenant, Tenant shall deliver to Landlord a cash deposit (3 months rent) acceptable to Landlord (the "SECURITY DEPOSIT") in the amount of $29,063.25 as security for Tenant's performance under the Lease.

4. ALTERATIONS. Any alteration of all or a portion of the Expansion Space shall be subject to all of the provisions of Section 12 of the Lease.

5. MISCELLANEOUS.

     (a) This First Amendment is the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous oral and written agreements and discussions with respect to the matters addresses herein. This Amendment may be amended only by an agreement in writing, signed by the parties hereto.

     (b) This First Amendment is binding upon and shall insure to the benefit of the parties hereto, their respective agents, employees, representatives, officers, directors, divisions, subsidiaries, affiliates, assigns, heirs, successors in interest and shareholders.

     (c) The First Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. The signature page of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) thereon provided such signature page is attached to any other counterpart identical thereto except having additional signature pages executed by other parties to this Amendment attached thereto.

     (d) Landlord and Tenant each represent and warrant that it has not dealt with any broker, agent or other person (collectively "BROKER") in connection with this transaction, and that no Broker brought about this transaction. Landlord and Tenant each hereby agree to Indemnify and hold the other harmless from and against any claims by any Broker claiming a commission or other form of compensation by virtue of having dealt with Tenant or Landlord, as applicable, with regard to this leasing transaction.

     (e) Except as amended and/or modified by this Amendment, the Lease is hereby ratified and confirmed and all other terms of the Lease shall remain in full force and effect, unaltered and unchanged by this Amendment. In the event of any conflict between the provisions of this Amendment and the provisions of the Lease, the provisions of this Amendment shall prevail. Whether or not specifically amended by this Amendment, all of the terms and provisions of the Lease are hereby amended to the extent necessary to give effect to the purpose and intent of this Amendment

                           [signatures on next page]

     IN WITNESS WHEREOF, this First Amendment to Lease has been duly executed and delivered by Landlord and Tenant as of the date first above written.

                                        TENANT:

                                        VIACELL, INC.
                                        a Delaware corporation

                                        By: Signature on file
                                           ------------------------------------
                                        Its: CEO
                                            -----------------------------------

                                        LANDLORD:
                                        ARE-One Innovation Drive, LLC,
                                        a Delaware limited liability company

                                        By: ALEXANDRIA REAL ESTATE EQUITIES,
                                            L.P.,
                                            a Delaware limited partnership,
                                            managing member

                                        By: ARE-QRS CORP.,
                                            a Maryland corporation,
                                            general partner

                                            By: Michael C. Keley
                                               --------------------------------
                                            Its: Senior Vice President
                                                -------------------------------
                                                 Real Estate Legal Affairs

                                   EXHIBIT A-1

                      Depiction of the Expansion Space One

                                   EXHIBIT A-2

                      Depiction of the Expansion Space Two

                                   Exhibit A-3
                     Depiction of the Expansion Space Three




                                      - 6 -